                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                   Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement                                                        [_] Confidential, For Use of the Commission
[X] Definitive Proxy Statement                                                             Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-11(c) 14a-12 or Rule

                          Commission File No. 0-28452

                      UNITED SHIPPING & TECHNOLOGY, INC.
               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1) Title of each class of securities to which transaction applies: _____________________________________________________
          (2) Aggregate number of securities to which transaction applies: ________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________________
          (4) Proposed maximum aggregate value of transaction: ____________________________________________________________________
          (5) Total fee paid: _____________________________________________________________________________________________________

[_] Fee paid previously with preliminary materials: _______________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1) Amount previously paid: _____________________________________________________________________________________________
          (2) Form, Schedule or Registration Statement No.: _______________________________________________________________________
          (3) Filing Party: _______________________________________________________________________________________________________
          (4) Date Filed: _________________________________________________________________________________________________________

                      UNITED SHIPPING & TECHNOLOGY, INC.
                             Four Paramount Plaza
                         7803 Glenroy Road, Suite 200
                         Bloomington, Minnesota 55439





                               November 27, 2001




Dear Shareholder:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of United Shipping & Technology, Inc. to be held in the Bloomington Room at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, on Tuesday, December 18, 2001, at 3:30 p.m. local time.


     At the annual meeting you will be asked to vote for the proposed change of the company's state of incorporation from Utah to Delaware, the election of nine directors, ratification of the appointment of the company's independent auditors for the fiscal year ending June 29, 2002, and approve amendments to the company's 2000 Stock Option Plan.


     Whether or not you are able to attend the meeting in person, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope. If you do attend the meeting in person, you may withdraw your proxy and vote personally on any matters properly brought before the meeting.

     Please note that the company has moved its executive offices to Four Paramount Plaza, 7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439. Our new phone number is (612) 492-2400. I look forward to seeing you at our meeting.


                                 Sincerely,

                                 UNITED SHIPPING & TECHNOLOGY, INC.

                                 /s/ Jeffry J. Parell
                                 Jeffry J. Parell
                                 Chief Executive Officer

                      UNITED SHIPPING & TECHNOLOGY, INC.
                             Four Paramount Plaza
                         7803 Glenroy Road, Suite 200
                         Bloomington, Minnesota 55439

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                   TO BE HELD ON TUESDAY, DECEMBER 18, 2001

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of United Shipping & Technology, Inc., a Utah corporation (the "Company"), will be held in the Bloomington Room at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, on Tuesday, December 18, 2001, at 3:30 p.m. local time, and at any adjournment or postponement thereof, for the following purposes, as more fully described in the accompanying proxy statement:


1. To consider and vote upon the proposed change in the Company's state of incorporation from Utah to Delaware;

2. To elect nine directors for the ensuing year and until their successors are elected and duly qualified;


3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 29, 2002;

4. To consider and vote upon amendments to the Company's 2000 Stock Option Plan, including an amendment which will increase the number of shares for which options may be granted from 3,500,000 to 8,500,000 shares; and


5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record holding Common Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series F Convertible Preferred Stock at the close of business on November 23, 2001, are entitled to receive notice of, and to vote at, the annual meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Wesley C. Fredenburg
                                 Wesley C. Fredenburg
                                 Secretary


Minneapolis, Minnesota
November 27, 2001



All shareholders are cordially invited and requested to attend the annual meeting in person. Shareholders who are unable to attend in person are requested to complete, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors of the Company. Your attendance at the annual meeting, whether in person or by proxy, is important to ensure a quorum. If you return your proxy, you still may vote your shares in person by giving written notice (by subsequent proxy or otherwise) to the Secretary of the Company at any time prior to the vote at the annual meeting.

                      UNITED SHIPPING & TECHNOLOGY, INC.
                             Four Paramount Plaza
                         7803 Glenroy Road, Suite 200
                         Bloomington, Minnesota 55439

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON TUESDAY, DECEMBER 18, 2001

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of United Shipping & Technology, Inc., a Utah corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held in the Bloomington Room at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, on Tuesday, December 18, 2001 at 3:30 p.m., local time, and at any adjournment or postponement thereof. All voting securities represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the Annual Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Voting securities represented by properly executed and returned proxies on which no specification has been made will be voted for the proposed change in the Company's state of incorporation from Utah to Delaware, for the election of the nominees for director named herein, for ratification of the appointment of independent auditors for the fiscal year ending June 29, 2002, and for amendments to the Company's 2000 Stock Option Plan. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.


     The notice of annual meeting, this proxy statement and the related proxy card are first being mailed to shareholders on or about November 27, 2001.


Record Date and Outstanding Voting Securities

     The Board has fixed the close of business on November 23, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. As of October 1, 2001, the following classes of securities of the Company were outstanding: 17,146,399 shares of Common Stock, par value $0.004 per share ("Common Stock"), 2,806,797 shares of Series B Convertible Preferred Stock, par value $0.004 per share ("Series B Preferred"), 2,000,000 shares of Series C Convertible Preferred Stock, par value $0.004 per share ("Series C Preferred"), 1,894,873 shares of Series D Convertible Preferred Stock, par value $0.004 per share ("Series D Preferred") and 646,029 shares of Series F Convertible Preferred Stock, par value $0.004 ("Series F Preferred"). As of October 1, 2001, the Company had 433 shareholders of record of Common Stock, two shareholders of record of Series B Preferred, four shareholders of record of Series C Preferred, ten shareholders of record of Series D Preferred and 30 shareholders of record of Series F Preferred. The outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred are collectively referred to herein as the "Outstanding Preferred."


     With respect to the proposals submitted to the shareholders, each share of Common Stock is entitled to one vote and each share of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred is entitled to one vote for each share of Common Stock issuable upon conversion of each share of Outstanding Preferred. As of October 1, 2001, shareholders were entitled to cast the following numbers of votes:

                             Number       Approximate Number of        Aggregate
                            of Shares     Shares of Common Stock       Number of
                            of Class    Issuable for Each Share of    Outstanding
    Class Outstanding      Outstanding  Preferred Upon Conversion   Votes Per Class
    -----------------      -----------  -------------------------   ---------------
     Common Stock           17,146,399                         --       17,146,399
     Series B Preferred      2,806,797                      1.314        3,688,570
     Series C Preferred      2,000,000                      1.279        2,556,019
     Series D Preferred      1,894,873                         10       18,948,730
     Series F Preferred        641,412                         20       12,828,240
                                                                       -----------
                                          Total Outstanding Votes       55,167,958
                                                                       ===========

Revocability of Proxies

     A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and notifying the Secretary of the Company that the shareholder will vote his or her shares in person. Any written notice or subsequent proxy should be delivered to United Shipping & Technology, Inc., Four Paramount Plaza, 7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439, Attention: Wesley C. Fredenburg, or hand-delivered to Mr. Fredenburg before the vote at the Annual Meeting.


Quorum and Voting

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Outstanding Preferred, as a combined voting group, is necessary to constitute a quorum at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock, Series D Preferred and Series F Preferred, voting together as a single class, and the affirmative vote of the holders of two-thirds of the voting power of the outstanding shares of Series B Preferred and Series C Preferred, voting separately as classes, will be required to approve the proposed change in the Company's state of incorporation from Utah to Delaware (the "Reincorporation"). The plurality vote of the holders of the voting power of the shares present in person or by proxy will be required to elect eight directors, and the holders of a majority of the Series B Preferred are entitled to elect a ninth director nominated by the holders of the Series B Preferred (the "Series B Director"). The affirmative vote of the holders of a majority of all shares present in person or by proxy will be required to ratify the appointment of independent auditors and approve the amendments to the Company's 2000 Stock Option Plan.


     Shareholders who dissent with respect to Proposal 1 are entitled to appraisal rights. A vote in favor of Proposal No. 1 will constitute a waiver of appraisal rights. See "Dissenters' Rights" in Proposal 1 below.


Abstentions and Broker Non-Votes

     Abstentions and "broker non-votes" (i.e., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) will be counted toward determining the presence of a quorum for the transaction of business. If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

     If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter. Broker non-votes will have no effect upon Proposals 2, 3 and 4; however, broker non-votes could affect the outcome of Proposal 1 because the Company must obtain approval of this proposal from the holders of a majority of the voting power of the outstanding shares of Common Stock, Series D Preferred and Series F Preferred, voting as a single class, and two-thirds of the voting power of the outstanding shares of Series B Preferred and Series C Preferred, each voting as separate classes.


Certain Shareholder References

     References in this proxy statement to "THLPV" include one or more of the following entities related to TH Lee Putnam Ventures L.P.: TH Lee.Putnam Internet Partners, L.P., TH Lee.Putnam Internet Parallel Partners, L.P., TH Lee Coinvestment Partners, LLC and Blue Star I, LLC.

                                  PROPOSAL 1

                  REINCORPORATION OF THE COMPANY IN DELAWARE

Introduction

     For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Delaware. The Board has approved the Reincorporation, which will be effected pursuant to the Agreement and Plan of Merger by and between the Company and Velocity Express Corporation ("Velocity") attached as Exhibit A (the "Merger Agreement") and described below. Under the Merger Agreement, the Company will be merged (the "Merger") with and into its newly formed Delaware subsidiary, Velocity. Velocity is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. Velocity currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Velocity will continue to operate the Company's business under the name "Velocity Express
Corporation."


     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the Reincorporation as outlined in the Merger Agreement. For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the Company.

Reasons for the Reincorporation

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions.

     The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. The Delaware courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company.

The Merger

     After the Reincorporation is effected by the Merger Agreement, Velocity will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement attached as Exhibit A to this Proxy Statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, Velocity will continue to exist in its present form under the name "Velocity Express Corporation," and the Company will cease to exist as a separate corporate entity. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Velocity will succeed to all of the assets and assume all of the liabilities of the Company.

     Upon effecting the Reincorporation, the Board of Directors of Velocity (the "Delaware Board") will be comprised of the persons elected to the Company's Board at the Annual Meeting. The holders of the Company's voting securities, voting together as a single class, are currently entitled to elect eight directors and holders of the Series B Preferred, voting separately as a single class, are entitled to elect one director.


     After the Reincorporation, the rights of stockholders and the Company's corporate affairs will be governed by the General Corporation Law of the State of Delaware (the "DGCL") and by the certificate of incorporation and bylaws of Velocity, instead of the Utah Revised Business Corporation Act (the "URBCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Stockholders Rights under Delaware and Utah Corporate Law and Charter Documents." A copy of the certificate of incorporation of Velocity (the "Delaware Certificate") is included as Exhibit B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Velocity (the "Delaware Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at Four Paramount Plaza, 7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439.


     Upon the effectiveness of the Reincorporation, each outstanding share of the Common Stock of the Company will be automatically converted into one fully paid and nonassessable share of the Common Stock of Velocity ("Delaware Common Stock"). Each share of any series of Outstanding Preferred issued and outstanding immediately prior thereto shall be converted into the number of shares of Series B Preferred, Series C Preferred, Series D Preferred or Series F Preferred of Velocity outstanding at the effective time of the Merger ("Delaware Preferred Stock") and each share of Delaware Common Stock issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     Each outstanding certificate representing shares of Common Stock and Outstanding Preferred will continue to represent the same number of shares of Delaware Common Stock and Delaware Preferred Stock, respectively, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock and Delaware Preferred Stock, as the case may be. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF VELOCITY.

     Following the effectiveness of the Reincorporation, Velocity will assume and continue the Company's stock option plans, and the outstanding and unexercised portion of all options to purchase Common Stock, including without limitation all options outstanding under such stock option plans, shall be converted into options of Velocity, such that one option for shares of the Company shall be converted into one option for an equal number of shares of Velocity. The Company's other employee benefit plans and arrangements will also be continued by Velocity upon the same terms and conditions existing before the Reincorporation. In connection with the Reincorporation, Velocity will also assume the Company's obligations under its stock purchase warrant agreements.

     Consummation of the Reincorporation is subject to the approval of the Company's shareholders. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Common Stock, Series D Preferred and Series F Preferred, voting together as a single class, and of two-thirds of the holders of the voting power of the Company's outstanding Series B Preferred and Series C Preferred, voting as separate classes is required. The Reincorporation is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Reincorporation have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Reincorporation. Prior to its effectiveness, however, the Reincorporation may be abandoned by the Board if, for any reason, the Board determines that consummation of the Reincorporation is no longer advisable.

Federal Income Tax Consequences of the Reincorporation

     The Reincorporation pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended.
Accordingly, a holder of the Common Stock or Outstanding Preferred (in each case, a "Holder") will not recognize gain or loss in respect of a Holder's Common Stock or Outstanding Preferred as a result of the Reincorporation. A Holder's basis in a share of Velocity will be the same as that Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. A Holder's holding period in a share of Velocity will include the period during which a Holder held the corresponding share of stock of the Company, provided a Holder held the corresponding share as a capital asset at the time of the Reincorporation.

     In addition, neither the Company nor Velocity will recognize gain or loss as a result of the Reincorporation, and Velocity will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, Velocity will be subject to Delaware franchise tax, which is based on either the number of authorized shares of the Company, or the assumed par value, which is based on the total asset value of the Company.


     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

Securities Act Consequences

     Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of the Delaware Common Stock will not be required.


Description of Capital Stock and Voting Rights

     The Company's authorized capital consists of 200,000,000 shares of capital stock, par value $0.004 per share, of which 150,000,000 are designated as Common Stock and 50,000,000 are designated as preferred stock. As of October 1, 2001, the outstanding securities of the Company consisted of 17,146,399 shares of Common Stock, 2,806,797 shares of Series B Preferred, 2,000,000 shares of Series C Preferred, 1,894,873 shares of Series D Preferred and 641,412 shares of Series F Preferred. The holders of Common Stock and Outstanding Preferred are entitled to receive dividends, as and when declared by the Board out of funds legally available therefor as provided for in the Company's Amended and Restated Bylaws ("Utah Bylaws"). Each share of Common Stock has, for all purposes, one vote per share, and each share of Outstanding Preferred entitled to one vote for each share of Common Stock issuable upon conversion. See "Comparison of Stockholder Rights Under Delaware and Utah Corporate Law and Charter Documents."


Authorized Capital Stock

     The total number of shares that may be issued by Velocity is 200,000,000 of a par value per share of $0.004. The description of the classes and series of shares and a statement of the number of shares in each class and series and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

Common Stock

     The authorized number of shares of Delaware Common Stock consists of 150,000,000 shares, $0.004 par value per share. Each share of Delaware Common Stock shall have, for all purposes one vote per share. Subject to any preferences of any series of preferred designated in the future, the shares of Delaware Common Stock are entitled to participate in any dividends available therefor together with outstanding Delaware Preferred Stock, which is entitled to receive dividends that the holder thereof would have been entitled to receive if the Delaware Preferred Stock had been converted immediately prior to the record date for such dividend. The holders of Delaware Common Stock issued and outstanding have and possess the right to receive notice of stockholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Delaware Common Stock or approval of the common shareholders is required or requested. Stockholders will not have a right to cumulate their votes for the election of directors.


Preferred Stock

     The authorized number of shares of Delaware Preferred Stock consists of 50,000,000 shares. The designations, voting powers, preferences, rights and restrictions granted or imposed upon the Delaware Preferred Stock are substantially identical to the voting powers, preferences, rights and restrictions granted or imposed upon the Outstanding Preferred of the Company. The Board will have authority to issue the undesignated Delaware Preferred Stock in one or more series and to determine the powers, preferences and rights and the qualifications, limitations or restrictions granted to or imposed upon any wholly unissued series of undesignated Delaware Preferred Stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the stockholders of the Company. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the stockholders and may adversely affect the voting and other rights of the holders of Delaware Common Stock.

Comparison of Stockholder Rights Under Delaware and Utah Corporate Law and Charter Documents

General

     Subject to shareholder approval prior to the effective date of the Reincorporation (the "Effective Date"), the Company will change its domicile to Delaware and shall thereafter be governed by the DGCL and by the Delaware Certificate and the Delaware Bylaws (together, the "Delaware Charter Documents"). Upon the filing with and acceptance by the Secretaries of State of the State of Delaware and the State of Utah of the Agreement and Plan of Merger or a certificate of merger, the Company will be merged with and into Velocity and the outstanding shares of Common Stock and Outstanding Preferred of the Company will be deemed for all purposes to evidence ownership of, and to represent, Delaware Common Stock and Delaware Preferred Stock.


     The Delaware Charter Documents effectively replace the Company's current Amended and Restated Articles of Incorporation ("Utah Articles") and the Company's Utah Bylaws (together, the "Utah Charter Documents").


     If the Reincorporation is consummated, holders of Common Stock and Outstanding Preferred (and holders of options, warrants or other securities exchangeable for or convertible into Common Stock or preferred stock in the Company) will become holders of Delaware Common Stock and Delaware Preferred Stock, which will result in their rights as stockholders being governed by the laws of the State of Delaware. In addition, their rights as stockholders will be governed by the Delaware Charter Documents. It is not practical to describe all of the differences between the Delaware Certificate and the Utah Articles, or the Delaware Bylaws and the Utah Bylaws or all of the differences between the laws of the States of Delaware and Utah. The following is, however, a summary of some of the significant rights of the stockholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Voting Rights with respect to Extraordinary Corporate Transactions

Delaware

     Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the surviving corporation; (ii) each outstanding share of stock of the surviving corporation immediately prior to the merger is to be an identical share of stock of the surviving corporation after the merger and (iii) either no common stock of the surviving corporation and no securities or obligations convertible into such stock are to be issued or delivered in the merger, or the common stock to be issued or delivered in the merger plus those initially issuable upon conversion of other securities issued in the merger does not exceed 20% of the common stock of the surviving corporation outstanding immediately before the merger.


Utah

     A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

     Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

Stockholders Consent without a Meeting

Delaware

     Unless otherwise provided in the certificate of incorporation, action requiring the vote of stockholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Delaware Certificate of Velocity provides that no such written action is permitted after any of Velocity's shares are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Utah

     Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, which includes the Company, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. The Company's shareholders have not taken action to permit shareholders to consent to action by less than unanimous written consent.

Dissenters' Rights

Delaware

     Stockholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are stockholders of the surviving corporation and the merger did not require their approval under the DGCL, as provided for in Section 251(f) of the DGCL; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares of record are held by more than 2,000 stockholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the stockholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders,
(c) cash in lieu of fractional shares, or (d) any combination of the foregoing. Appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.


Utah

     In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

Dividends

Delaware

     Dividends may be paid either (i) out of surplus (the excess, at any given time, of the net assets of the corporation over the amount of its capital), or
(ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Utah

     A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes

Delaware

     Except under certain circumstances, the Delaware law prohibits a "business combination" between the corporation and an "interested stockholder" within three years of the stockholder becoming an "interested stockholder." Generally, an "interested stockholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes (i) a merger or consolidation, (ii) any sale, lease, exchange, mortgage, pledge transfer or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, (iii) certain transactions that would increase the interested stockholders' proportionate share ownership and
(iv) any receipt of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. Such business combinations between a corporation and an interested stockholder are prohibited unless (a) prior to the date the person became an interested stockholder the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder; (b) the interested stockholder owned at least 85% of the outstanding voting stock of the corporation upon commencement of the transaction which resulted in the stockholder becoming an interested stockholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered; (c) at or subsequent to the time the stockholder became an interested stockholder, the business combination is approved by a majority of the board of directors and by the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held by more than 2,000 stockholders unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or (e) the corporation has opted out of this provision. Velocity has not opted out of these provisions governing business combinations as permitted under the Delaware Law.


Utah

     The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by the holders of a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under the URBCA. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the URBCA or
(iii) under certain other specified circumstances.

Quorum of Directors

Delaware

     Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum.

Utah

     A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

Derivative Suits

Delaware

     The plaintiff must have been a stockholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.


Utah

     A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. If a court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

Annual Meetings of Stockholders

Delaware

     Stockholders generally do not have the right to call meetings of stockholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation fails to hold its annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a stockholder. The Delaware Bylaws permit an annual meeting to be called at any time by a majority of the board of directors, the chairman of the board, the chief executive officer, or the president of Velocity.


Utah

     Annual meetings of the shareholders may be called by: (i) the board of directors (ii) the person or persons authorized by the bylaws to call an annual meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the annual meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of an annual meeting must include a description of the purposes for which the special meeting is called.

Amendments to Certificate or Articles of Incorporation

Delaware

     Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by the corporation except by such greater vote.


Utah

     The board of directors may propose amendments to the articles of incorporation for submission to the shareholders. For an amendment to be adopted, (i) the board of directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

Notice, Adjournment and Place of Stockholders' Meetings

Delaware

     The DGCL requires that the corporation must provide advance written notice of a stockholder meeting given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at that meeting. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that stockholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous year's annual meeting.

Utah

     The Utah Charter Documents require that notice of shareholders' meetings be given between 10 and 50 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing.

     Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting.

     Both the Delaware law and Utah law permit meetings of shareholders to be held at such place as is designated by the Company's articles of incorporation, certificate of incorporation or bylaws. If not so designated, Delaware law allows the Company's board of directors to determine the place at which such a meeting will be held, while Utah law provides for the meeting to be held at principal office of the Company.

Directors

Delaware

     The Delaware Bylaws provide that the number of members of the Delaware Board shall be at least three but not more than nine, with the actual number being determined by resolutions adopted by the Board or the holders of the Company's Common Stock. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.


Utah

     The Utah Bylaws provide that the Board consists of not more than nine, nor less than three, directors with the actual number being determined by resolutions adopted by the Board or the holders of the Company's Common Stock. The Company's Certificate of Designation of its Series B Preferred provides that the Company shall have eight directors, one of whom may be nominated and elected by the holders of the Company's Series B Preferred, voting as a separate class. The holders of the Series B Preferred have consented to increasing the Board to nine members. A majority of the current number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

Election and Removal of Directors

Delaware

     The Delaware Bylaws provide that directors shall hold office until the next annual meeting of stockholders following their election. Any director, or the entire board, may be removed with or without cause, and only by the vote of a majority of the voting power of the stockholders. The director elected by the holders of the Series B Preferred may be removed only for cause. Vacancies on the board may be filled by the directors.


Utah

     The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law, directors may be removed by a majority vote of shareholders, with or without cause. The director elected by the holders of the Series B Preferred may be removed only for cause. Vacancies on the board may be filled by the directors or the shareholders.


Inspection of Books and Records

Delaware

     Pursuant to Article IX of the Delaware Certificate and under Delaware law, any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the Company's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the Company's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder.


Utah

     Upon providing the Company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years and (ii) if the shareholder is acting in good faith and for a proper purpose, excerpts from the records of the board of directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.


Transactions with Officers and Directors

Delaware

     Under the DGCL, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the stockholders or the directors under substantially the same circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

Utah

     Utah law provides that every director who is in any way, directly or indirectly, interested in a proposed contract or transaction with the Company is liable to account to the Company for any profit made as a consequence of the Company entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was first considered, and, after his or her disclosure, the transaction was approved by the a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and, after his or her disclosure, the transaction was approved by the a majority of the disinterested shares; or (c) can show that the contract or transaction was fair and reasonable to the Company.

Limitation on Liability of Directors; Indemnification of Officers and Directors

Delaware

     Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty to the corporation or its stockholders; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or (d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate permits the Company to eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law.


     Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. Article X of the Delaware Certificate requires Velocity to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit Velocity to advance expenses to a director or officer, provided that the director or executive officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

     Indemnification rights under Delaware law are not exclusive. Accordingly, Velocity's Bylaws specifically permit Velocity to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, stockholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

Utah

     The URBCA permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. The Utah Charter Documents eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under URBCA.


     Under the URBCA, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The URBCA also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. The URBCA prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under the URBCA. The URBCA permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and
(c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances.

     Both the Delaware Charter Documents and Utah Charter Documents provide that Velocity and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

Dissenters' Rights as a Result of the Reincorporation Merger

     Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the URBCA. A copy of these sections is attached hereto as Exhibit C to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

     Under the URBCA, such dissenters' rights will be available only to those common or preferred shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the Annual Meeting.

     Within ten days after the Effective Date, Velocity will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Velocity will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Velocity, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the Reincorporation.

     Upon receipt of each demand for payment, Velocity will pay each dissenting shareholder the amount that Velocity estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Velocity may, instead of making payment, offer such payment only if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair Value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events.


     Any dissenter who does not wish to accept the payment or offer made by Velocity must notify Velocity in writing of his or her own estimate of the fair value of the shares within 30 days after the date Velocity makes or offers payment. If the dissenting shareholder and Velocity are unable to agree on the fair value of the shares, then Velocity will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Velocity does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

     All dissenting shareholders dissatisfied with the payment or offer must be a party to the proceeding, and all such shareholders will be entitled to judgment against Velocity for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a statutory rate) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Velocity unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Velocity. Both Velocity and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

     The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Velocity in exchange for shares. In such event, the shareholder would still hold the appropriate number of shares of Velocity.

Impact on Holders of Company Preferred Stock

     The holders of the Delaware Preferred Stock will have substantially the same rights, powers, preferences and privileges as the Outstanding Preferred. Shares of Delaware Preferred Stock will be convertible into shares of the Velocity Common Stock based upon the conversion price formulae set forth in the Company's Outstanding Preferred. For a general comparison of the rights of stockholders under Delaware and Utah law, see "Comparison of Stockholder Rights under Utah and Delaware Corporate Law and Charter Documents," above.


Vote Required

     Under Utah law and the Utah Charter Documents, the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock, Series D Preferred and Series F Preferred, voting as a single class, and two-thirds of the voting power of the outstanding Series B Preferred and Series C Preferred, voting as separate classes, is needed to approve the proposed
Reincorporation.


     Although the Board has recommended that the foregoing proposal be adopted, shareholders should be aware that the continuing directors may have a personal interest in the Reincorporation because it broadens the scope of indemnification available to directors. The broader scope of indemnification available under Delaware law could result in increased costs and expenses to the Company to the potential indirect detriment of the stockholders. See "Comparison of Stockholder Rights under Utah and Delaware Corporation Laws and Charter Documents."

Amendment to the Merger Agreement; Termination

     The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board at any time before consummation of the Reincorporation if (i) shareholders holding more than one percent of the issued and outstanding Common Stock or more than one percent of any series of the Outstanding Preferred dissent and seek appraisal rights; or
(ii) the Board determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as a Utah corporation.

Recommendation of the Board of Directors

FOR THE REASONS STATED ABOVE, THE BOARD BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED REINCORPORATION ARE DESIRABLE AND IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS

     The Bylaws of the Company state that the Board shall consist of at least three but not more than nine persons as determined by the Board or the Company's shareholders. Pursuant to the terms of the Company's Series B Preferred, the Board was previously fixed at eight members. The holders of the Series B Preferred have consented to increasing the Board to nine members. The holders of all of the Company's voting securities, voting together as a single class, are entitled to elect eight directors, exclusive of James G. Brown who has been designated the Series B Director. Only the holders of the Series B Preferred, voting separately as a single class, are entitled to elect the Series B Director. All of the nominees are currently members of the Board.


     The persons named in the accompanying proxy will vote for the election of the below named nominees, unless authority to vote is withheld. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees named below. The Board is informed that the nominees are willing to serve as directors; however, if any nominee is unable to serve or for good cause will not serve, the proxy may be voted for such other person as the proxies shall, in their discretion, designate, or the Board may reduce the number of directors to eliminate the vacancy.

Arrangements for Election of Directors

     The Company has entered into the following arrangements with respect to the election of certain nominees to the Board. Peter W. Kooman has been nominated by the Company for election to the Board pursuant to a Note and Warrant Purchase Agreement dated September 24, 1999, between and among the Company and its subsidiaries, and Bayview Capital LP ("Bayview"), which requires the Company to nominate one person designated by Bayview for election to the Board. James G. Brown has been nominated to the Board by THLPV pursuant to the Company's Certificate of Designation of Series B Preferred, which gives the holders of Series B Preferred the right to elect the Series B Director. Douglas Hsieh has been nominated for election to the Board pursuant to the terms of a Bridge Loan Agreement dated January 5, 2001, which requires the Company to nominate up to two additional persons to its Board of Directors which are designated by THLPV.

Nominees for Election as Director

     The eight nominees receiving the highest number of affirmative votes of the shares present and entitled to vote at the Annual Meeting shall be elected to the Board of Directors. The holders of the Series B Preferred, voting separately as a single class, shall be entitled to elect one director to serve until his successor is duly elected by the holders of the Series B Preferred or he is removed from office by the holders of the Series B Preferred. Mr. James
G. Brown has been designated by the holders of the Series B Preferred as the Series B Director. The following table sets forth certain information regarding the nominees for election as directors of the Company. All of the directors of the Company elected at the Annual Meeting will serve for the ensuing year and until their successors are duly elected and qualified. There are no family relationships between any director or officer.



                     Name                               Age                   Position
                     ----                               ---                   --------
Vincent A. Wasik.................................       57        Chairman
Jeffry J. Parell.................................       47        Chief Executive Officer and Director
Alex Paluch......................................       45        Director
Timothy G. Becker................................       41        Director
James G. Brown...................................       37        Director
Douglas Hsieh....................................       32        Director
Peter W. Kooman..................................       46        Director
William S. Cohen.................................       60        Director
Jack Kemp........................................       66        Director


     Vincent A. Wasik. Mr. Wasik was appointed as the Company's Chairman of the Board in August 2001. In 1995, Mr. Wasik co-founded MCG Global, LLC, a private equity firm sponsoring leveraged buyout acquisitions and growth capital investments and has served as Principal of MCG Global, LLC since that time.
From 1988 to 1991, Mr. Wasik served as Chairman and CEO of National Car Rental System, Inc. From 1980 to 1983, he served as President and CEO of Holland America Line. Mr. Wasik currently serves as an advisory board member of Mitchells/Richards, the largest upscale clothing retailer in Connecticut.

     Jeffry J. Parell. Mr. Parell was named Chief Executive Officer of the Company in January 2001. He has served as President and Chief Executive Officer of Velocity Express, Inc., the Company's wholly-owned subsidiary, since October 2000. Between August 1998 and December 1999, Mr. Parell served as President of North American Rental Division, AutoNation, Inc. Between August 1997 and August 1998 he served as President of National Car Rental and between 1995 and August 1997 he served as Senior Vice President of National Car Rental.

     Alex Paluch. Mr. Paluch was appointed to the Board of Directors in August 2001. Mr. Paluch has been a General Partner at East River Ventures, L.P., an investment firm focused in part on emerging technology-driven companies, since 1996. Mr. Paluch also serves on the board of directors of Equity Enterprises, Inc.

     Timothy G. Becker. Mr. Becker is a director of the Company and until January 2001, was its Executive Vice President Mergers and Acquisitions. From June 1998 to November 2000, Mr. Becker was the Company's Chief Financial Officer and Treasurer. From March 1998 to May 1998, Mr. Becker rendered consulting services to the Company in connection with its strategic restructuring. Between February 1994 and March 1998, Mr. Becker worked as an independent financial workout consultant for his own firm, the Becker Group, Ltd., and during that time Mr. Becker served as Chief Financial Officer of Primo Piatto, Inc. Between February 1992 and February 1994, Mr. Becker was employed as Director of Business Systems for Munsingwear, Inc. Prior to 1992, Mr. Becker was employed as Senior Manager with Ernst & Young LLP's Restructuring and Reorganization Consulting Practice. Mr. Becker has over 16 years of experience with a variety of companies during periods of financial crisis and rapid change along with positioning companies and their balance sheets for sale, merger or acquisitions. Mr. Becker is a Certified Public Accountant and is a past member of the board of directors of the Minnesota Chapter of Turnaround Management Association. Mr. Becker is currently a member of board of directors of Pink Business Interiors, Inc.


     James G. Brown. Mr. Brown was elected to the Company's Board in July 2000. Mr. Brown is a founder and a Managing Director of TH Lee.Putnam Internet Partners, a $1 billion private equity fund focused exclusively on Internet and eCommerce companies. Previously, from 1995 to 1999, he served as a Senior Vice President and Industry Leader of GE Equity where he was responsible for strategic and financial investments in eCommerce/Internet, consumer services and media/entertainment companies. Prior to joining GE Equity, Mr. Brown worked with Lehman Brothers as a Vice President from 1994 to 1995. Before that, he served at Bain & Co., an international consulting firm, from 1992 to 1994. He began his career in the media industry, serving two years with A.C. Nielsen in research and two years with CBS Television Network in marketing. In addition to the Company, Mr. Brown is a director of HomePoint Corp., FaceTime Communications, Inc., Prescient Markets, RealPulse.com, Inc. and LN Holdings, Inc.

     Douglas Hsieh. Mr. Hsieh was appointed to the Company's Board in January 2001. Mr. Hsieh has been a Principal at TH Lee Putnam Ventures since June 1999. From January 1998 until May 1999, Mr. Hsieh was at GE Equity, focusing on Internet and media-related investments. From 1994 until December 1997, Mr. Hsieh was employed at Lehman Brothers as Assistant Vice President of Strategic Panning. Prior thereto, he was a Financial Analyst with Dillon Read, Inc.

     Peter W. Kooman. Mr. Kooman was elected to the Company's Board in November 1999. Mr. Kooman is a Managing Director of Bayview Capital Group, a private equity firm in Wayzata, Minnesota. Mr. Kooman joined Bayview Capital Group in July 1999. Between April 1990, and June 1999, Mr. Kooman served as Vice President and Chief Investment Officer for Waycrosse, Inc. in Minneapolis, Minnesota. Between 1984 and 1989, Mr. Kooman held various officer positions with First Bank Systems, most recently as Vice President of FBS Merchant Bank. Prior to 1984, Mr. Kooman worked for Fleet Financial Group. Mr. Kooman currently is a member of the board of directors of M.A. Gedney Company, a member of the board of directors of Roadlink USA, and is the chairman of the board of directors of Penn Wheeling Closure.

     William S. Cohen. Secretary Cohen was elected to the Company's Board in November 2001. He has been Chairman and Chief Executive Officer of the Cohen Group, an international strategic business consulting firm, since January 2001. Additionally, he is a co-director at Empower America, a prominent public policy advocacy group, as well as Chairman of the William S. Cohen Center for International Policy and Commerce at the University of Maine. From January 1997 through January 2001, he was Secretary of Defense in the Clinton Administration. Prior thereto, he was a three-term United States Senator after having served three terms in the United States House of Representatives. He authored or co-authored nine books during his Congressional career. He also serves on the board of directors of Cendant Corporation and Global Crossings Ltd.


     Jack Kemp. Mr. Kemp was elected to the Company's Board in November 2001. Mr. Kemp is a co-director of Empower America, a public policy and advocacy organization that he co-founded in 1993 with William Bennett and Ambassador Jeane Kirkpatrick. From 1989 to 1992, Mr. Kemp served as Secretary of Housing and Urban Development. Mr. Kemp received the Republican Party's nomination for Vice President in August of 1996. In 1995, Mr. Kemp served as chairman of the National Commission on Economic Growth and Tax Reform. Before his appointment to the Cabinet, Mr. Kemp represented Buffalo and western New York for 18 years in the United States House of Representatives from 1971 to 1989. He served for seven years in the Republican Leadership as Chairman of the House Republican Conference. Before his election to Congress in 1970, Mr. Kemp played 13 years as a professional football quarterback. He co-founded the American Football League Players Association and was five times elected president of that Association. Since February 2000, Mr. Kemp has written a weekly syndicated newspaper column for the Copley News Service Nationwide. He serves as a member of the board of directors of various public companies and private sector and non-profit organizations, including Oracle Corporation, IDT Telecom, NFL Charities, Howard University and Habitat for Humanity.


The Board of Directors and Committees

     The Board held twelve meetings during the fiscal year ended June 30, 2001. Each director attended at least 75% of the total number of meetings of the Board held during the time the director was on the Board during the fiscal year ended June 30, 2001, and the total number of meetings held by all committees of the Board on which he served during the fiscal year ended June 30, 2001. The Board has established Audit and Compensation committees.

     The Audit Committee consists of Alex Paluch, Peter W. Kooman and Timothy G. Becker. The Company has determined, that based on Mr. Becker's experience and financial background, that it is in the Company's best interests to have Mr. Becker as a member of the Audit Committee. Mr. Becker is not currently an employee of the Company nor is he a family member of a current employee of the Company. The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company's accounting staff and its independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedures. Where appropriate, the Audit Committee also reviews transactions with management involving actual or potential conflicts of interest. During the fiscal year ended June 30, 2001, the Audit Committee held one meeting. The Company's Board of Directors adopted a written charter for the Audit Committee on November 13, 2001, which is attached as Exhibit D.


     The Compensation Committee consists of Vincent A. Wasik, James G. Brown and Alex Paluch. The Compensation Committee is authorized by the Board to establish general levels of compensation for all employees of the Company, to set the annual salary of each of the executive officers of the Company, to grant options (other than to those individuals subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, which governs transactions between an issuer and its officers and directors) and to otherwise administer the Company's stock option plans, and to review and approve compensation and benefit plans of the Company. The Compensation Committee met twice during the fiscal year ended June 30, 2001.


Audit Committee Report

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Committee is currently composed of two "independent" directors as defined by Nasdaq Rule 4200(a)(14) and is governed by a written charter approved by the Board. A copy of this charter is attached to this proxy statement as Exhibit D. Management has the primary responsibility for the Company's financial statements and the overall reporting process, including the Company's internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepting auditing standards and for expressing an opinion as to their conformity with generally accepted accounting principles in the United States.


     In fulfilling its oversight responsibilities, the Committee reviewed the Company's audited financial statements for the 2001 fiscal year and met with management to discuss those financial statements. Representatives of the Audit Committee also met with Ernst & Young LLP, the Company's independent public accountants, to discuss those financial statements.


     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2001, for filing with the SEC.


     The Committee will receive and discuss with Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees at a meeting scheduled in conjunction with the Annual Meeting. At that time, it will consider whether the non-audit services provided by Ernst & Young LLP were compatible with maintaining auditor independence. In addition, the Committee will discuss with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.


                                 Respectfully submitted,
                                 /s/ Alex Paluch
                                 /s/ Peter W. Kooman
                                 /s/ Timothy G. Becker
                                 The Audit Committee


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board consists of Vincent A. Wasik, James
G. Brown and Alex Paluch. None of these individuals were at any time during fiscal 2001 or at any other time, an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee of the Company. Through his position as Managing Director of THLPV, James G. Brown had relationships with the Company requiring disclosure under Item 404 of SEC Regulation S-K. See "Certain Relationships and Related Transactions."

Director Compensation

     Cash Compensation. The Company has not paid any cash compensation to a director in his or her capacity as a director and has no present plan to pay directors' fees.

     Director Stock Option Plan. In February 1996, the Company adopted its 1996 Director Stock Option Plan, pursuant to which it automatically awards each outside director an option to purchase 15,000 shares of Common Stock for each year of service as a director. The term of each option granted under the plan is five years and the exercise price per share for stock granted under the plan is 100% of the fair market value per share on the date on which the respective option is granted.

Required Vote

     Election of the eight Company-nominated directors requires a plurality of the votes cast by the shares entitled to vote in the election at a meeting of shareholders at which a quorum is present. Election of the Series B Director requires the affirmative vote of the holders of a majority of the Series B Preferred represented in person or by proxy at the meeting.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ended June 30, 2001, July 1, 2000, and June 30, 1999, the aggregate compensation paid or accrued with respect to the Company's Chief Executive Officer and up to the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of June 30, 2001 (the "Named Executive Officers"), based upon salary and bonus earned by such executive officers and individuals in fiscal 2001.

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION


                                                                                                Long-Term
                                                                                              Compensation
                                                Annual Compensation                               Awards
                                 --------------------------------------------------------     ------------
                                                                             Other Annual       Securities             All Other
        Name and                                                             Compensation      Underlying            Compensation
   Principal Position                Year        Salary        Bonus             (4)           Options (5)                (6)
-------------------------          --------     ---------     --------         ----------      -----------           ------------
Jeffry J. Parell (1)                 2001       $231,228      $      -          $2,518           300,000             $        -
 Chief Executive Officer             2000              -             -               -                 -                      -
                                     1999              -             -               -                 -                      -

Peter C. Lytle (2)                   2001        215,064             -               -            15,000                 37,981
 Chief Executive Officer             2000        210,929       105,000               -           525,000                      -
                                     1999        100,000             -               -           100,000                      -

Timothy G. Becker (3)                2001        135,416             -               -            45,000                 94,070
 Executive Vice President            2000        215,929       175,000               -           525,000                      -
 Mergers and Acquisitions            1999        100,000             -               -           100,000                      -

Mark E. Ties                         2001        170,056             -               -           100,000                      -
 Chief Financial Officer             2000         23,702             -               -            40,000                      -
 and Treasurer                       1999              -             -               -                 -                      -

Wesley C. Fredenburg                 2001        126,689             -               -           100,000                      -
 General Counsel                     2000              -             -               -                 -                      -
 and Secretary                       1999              -             -               -                 -                      -

________________________
(1) Mr. Parell was hired as President and Chief Executive Officer of Velocity on October 16, 2000. He was named Chief Executive Officer of the Company on January 24, 2001.

(2) Mr. Lytle served as Chief Executive Officer of the Company from May 4, 1998 until January 24, 2001.

(3)  Mr. Becker was employed by the Company from May 4, 1998 until January 2001.

(4)  For 2001, includes $2,518 for Mr. Parell for vehicle allowance.

(5) Represents stock options granted in the years shown with exercise prices equal to or not less than fair market value on the date of grant. No SARs were granted in such years. In 2001, 250,000 options granted to Mr. Parell and 100,000 options granted to Mr. Fredenburg were granted outside the Company's 1995 or 2000 Stock Option Plans.

(6) For 2001, includes $37,981 and $94,070 for Messrs. Lytle and Becker, respectively, for the payout of accrued vacation and severance associated with termination of employment during the year.

     The following table sets forth information with respect to stock options granted to the Named Executive Officers in fiscal 2001:

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)


                                                                                                               Potential
                                      Number of           % of Total                                       Realized Value at
                                     Securities            Options                                          Assumed Annual
                                     Underlying           Granted to         Exercise                     Rates of Stock Price
                                       Options            Employees          or Base                         Appreciation
                                       Granted            in Fiscal           Price        Expiration    for Option Term (8)
                                                                                                        -------------------------
           Name                         (#)                  Year             ($/Sh)         Date          5% ($)        10%($)
--------------------------         ------------         -----------         ----------      -------      --------    ------------
Jeffry J. Parell (1)                   50,000               3.8%              $1.969        1/25/11       $ 61,915    $  156,904
Jeffry J. Parell (2)                  250,000              19.1%               3.531       10/16/10        555,157     1,406,876
Peter C. Lytle (3)                     15,000               1.1%               0.667        5/14/06          2,764         6,108
Timothy G. Becker (4)                  15,000               1.1%               1.970        1/10/06          8,164        18,041
Timothy G. Becker (5)                  30,000               2.3%               1.030        3/16/06          8,537        18,865
Mark E. Ties (6)                      100,000               7.6%               2.188        1/28/11        137,602       348,711
Wesley C. Fredenburg (7)              100,000               7.6%               3.955       11/17/10        248,728       630,325

____________________________

(1) In January 2001, Mr. Parell was granted an option to purchase 50,000 shares of Common Stock. The option vested fully six months after the date of grant.


(2) In October 2000, Mr. Parell was granted an option outside the plan to purchase 250,000 shares of Common Stock. The option vests ratably over three years from the date of grant.


(3) In May 2001, Mr. Lytle was granted an option from the 1996 Director Stock Option Plan to purchase 15,000 shares of Common Stock. The option vests fully one year from the date of grant.


(4) In January 2001, Mr. Becker was granted an option from the 1996 Director Stock Option Plan to purchase 15,000 shares of Common Stock. The option vests fully one year from the date of grant.


(5) In March 2001, Mr. Becker was granted an option from the 1996 Director Stock Option Plan to purchase 30,000 shares of Common Stock. The option vests fully one year from the date of grant.


(6) In January 2001, Mr. Ties was granted an option to purchase 100,000 shares of Common Stock. The option vests ratably over three years from the date of grant.

(7) In November 2000, Mr. Fredenburg was granted an option outside the plan to purchase 100,000 shares of Common Stock. The option vests ratably over three years from the date of grant.

(8) Potential realizable value is based on the assumption that the price of the common stock appreciates at the rates shown, compounded annually, from the date of grant until the end of the option term. The values are calculated in accordance with rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

     The following table sets forth certain information regarding options to purchase shares of the Company's common stock that were held by the Named Executive Officers in fiscal 2001. No such options were exercised during fiscal 2001.

                Aggregated Option Exercises in Last Fiscal Year
                       And Fiscal Year-End Option Values


                                                  Number of Shares Underlying                         Value of Unexercised
                                                      Unexercised Options at                         In-the-Money Options at
                                                          June 30, 2001                                  June 30, 2001
                                         -------------------------------------------         ------------------------------------
           Name                               Exercisable           Unexercisable              Exercisable         Unexercisable
--------------------------               -----------------      --------------------        -----------------    ----------------
Jeffry J. Parell (1)......                           -                300,000                   $        -            $      -
Peter C. Lytle (2)........                     750,000                 15,000                       22,500                   -
Timothy G. Becker (3).....                     650,000                 45,000                       22,500                   -
Mark E. Ties (4)..........                      13,360                126,640                            -                   -
Wesley C. Fredenburg (5)..                           -                100,000                            -                   -

   ____________________

(1) Mr. Parell's employment with the Company began in October 2000. In connection therewith, Mr. Parell was granted an option outside the Company's option plans to purchase 250,000 shares of Common Stock. The option vests ratably over three years from the date of grant. In January 2001, Mr. Parell was granted an option to purchase 50,000 shares of Common Stock. The option vested fully six months after the date of grant.


(2) Mr. Lytle was employed by the Company from May 1998 until May 2001. In connection with consulting services rendered to the Company as an independent contractor between March 1998 and the commencement of his employment, the Company granted Mr. Lytle an option to purchase 125,000 shares of Common Stock, which option is fully vested. In October of 1998, Mr. Lytle was also granted an incentive stock option to purchase 100,000 shares of Common Stock. Such option is fully vested. In November 1999, Mr. Lytle was granted a non-statutory stock option to purchase 75,000 shares of Common Stock, which option is fully vested. In June 2000, Mr. Lytle was granted a non-statutory stock option to purchase 450,000 shares of Common Stock. Such option is fully vested. In May 2001, Mr. Lytle's employment with the Company terminated; however, he remained as the Chairman of the Board of Directors. As such, he was granted 15,000 Director options which vest one year from the date of grant.

(3)  Mr. Becker was employed by the Company from May 1998 until January 2001.
     In connection with consulting services rendered to the Company as an independent contractor between March 1998 and the commencement of his employment, the Company granted Mr. Becker an option to purchase 125,000 shares of Common Stock, which option is fully vested. In November 1999, Mr. Becker was granted a non-statutory stock option to purchase 75,000 shares of Common Stock, which option is fully vested. In January 2001, Mr. Becker's employment with the Company terminated; however, he remained as a member of the Board of Directors. As such, he was granted 15,000 Director options which vest one year from the date of grant. Additionally, in March, 2001, Mr. Becker was granted 30,000 options from the Company's 1996 Director Stock Option Plan. These options vest fully one year from the date of grant.


(4) Mr. Ties became an executive officer of the Company on June 2, 2000. In June 2000, Mr. Ties was granted an option to purchase 40,000 shares of Common Stock, which option vests ratably over three years. In January 2001, Mr. Ties was granted an option to purchase 100,000 shares of Common Stock. The option vests ratably over three years from the date of grant.

(5) In November 2000, Mr. Fredenburg was granted an option outside the Company's option plans to purchase 100,000 shares of Common Stock. The option vests ratably over three years from the date of grant.

Employment Agreements, Termination of Employment and Change in Control
Agreements

     The Company has employment contracts and severance agreements in effect with Jeffry J. Parell, its Chief Executive Officer, Mark E. Ties, its Chief Financial Officer and Treasurer and Wesley C. Fredenburg, its General Counsel and Secretary.


     The Company and Mr. Parell are parties to an employment agreement dated October 16, 2000, governing his employment with the Company. The agreement sets forth Mr. Parell's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Parell's employment is voluntary and may be terminated by the Company with two months prior written notice, and by Mr. Parell with four months written notice. If the Company terminates Mr. Parell's employment without cause or upon the happening of other events set forth in his employment agreement, Mr. Parell shall receive an amount equal to his base salary per month at the end of each of the eighteen months following the date of his termination. The Company may immediately terminate Mr. Parell's employment for cause upon written notice without any further obligation to Mr. Parell.


     The Company and Mr. Ties are parties to an employment agreement dated June 2001, governing his employment with the Company. The agreement sets forth Mr. Ties' compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Ties' employment is voluntary and may be terminated by the Company or Mr. Ties with or without written notice. If the Company terminates Mr. Ties' employment without cause or upon the happening of other events set forth in his employment agreement, Mr. Ties shall receive an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. The Company may immediately terminate Mr. Ties' employment for cause upon written notice without any further obligation to Mr. Ties.

     The Company and Mr. Fredenburg are parties to an employment agreement dated December 4, 2000, governing his employment with the Company. The agreement sets forth Mr. Fredenburg's compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Fredenburg's employment is voluntary and may be terminated by the Company or Mr. Fredenburg with or without written notice. If the Company terminates Mr. Fredenburg's employment without cause or upon the happening of other events set forth in his employment agreement, Mr. Fredenburg shall receive an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. The Company may immediately terminate Mr. Fredenburg's employment for cause upon written notice without any further obligation to Mr. Fredenburg.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The following is the report of the Compensation Committee of the Board describing compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 2001.

     Compensation Philosophy. The philosophy of the Company's Compensation Committee regarding executive compensation is to link executive pay to corporate performance. A significant portion of executive compensation is tied to the Company's success in meeting one or more specified performance goals and to appreciation in the Company's market valuation. The goals of the compensation program are to attract and retain highly talented executives and to motivate them to high levels of performance, recognizing the different impact that various executives have on the achievement of corporate goals.

     The key elements of executive compensation are generally base salary, annual bonus (dependent on corporate and individual performance) and stock options. The compensation committee approves compensation and pay levels as well as stock option grants to executive officers.

     Base Salaries. Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual. Base salaries are reviewed annually, and are adjusted based upon performance contribution, management recommendation and market conditions.

     Bonus. The Company's executive officers are eligible for an annual cash bonus. Individual and corporate performance objectives are established at the beginning of each year, and eligible executives are assigned target bonus levels. The corporate performance measure for bonus payments in 2001 was based on the Company's financial performance in 2001. In the event of poor corporate performance, the Board of Directors may elect not to award cash bonuses.

     Stock Options. The purpose of the Company's stock option plans is to provide an additional incentive to certain employees of the Company to work to maximize shareholder value. Option grants with short-term vesting are used to reward past performance while option grants with long-term vesting are awarded to encourage employees to take into account the long-term interests of the Company, align employees' and shareholders' interests, as well as to create a valuable retention device for key employees. Stock options are typically granted at the time of hire, at the time of promotion or at the time of achievement of a significant corporate objective.


     Compensation of Chief Executive Officer. The compensation of Jeffry Parell in 2001 was approved by the compensation committee. The Compensation Committee determined the Chief Executive Officer's compensation after considering the same factors used to determine the compensation of other executive officers. In fiscal 2001, Mr. Parell received options to purchase an aggregate of 300,000 shares at exercise prices equal to the fair market value on the dates of grant.

     Summary. It is the opinion of the Compensation Committee that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration that properly aligns the Company's performance and interests of the Company's shareholders with competitive executive compensation in a balanced and reasonable manner.


                                 COMPENSATION COMMITTEE


                                 /s/ James G. Brown
                                 /s/ Peter Kooman

                           COMPANY STOCK PERFORMANCE

     In accordance with Exchange Act regulations, the following performance graph compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total return on the Nasdaq Stock Market and a selected group of peer issuers over the same period. The peer issuers consist of Consolidated Delivery and Logistics, Inc. and Dynamex. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 in May 1996 (the date of the Company's initial public offering) and that all dividends were reinvested. The information contained in the performance graphs shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.



                  Comparison of  Year Cumulative Total Return
                      Assumes Initia; Investment of $100
                                   June 2001


                             (GRAPH APPEARS HERE)


                               United
                             Shipping &                S&P
        Year                 Technology            SmallCap 600             Nasdaq              Peer Group
---------------------    ------------------    --------------------    ----------------    --------------------

       1996              $    100.00           $      100.00           $   100.00                 $100.00
       1997                    40.00                  134.70               121.62                   71.66
       1998                    26.67                  175.33               160.09                  112.75
       1999                    76.67                  215.23               230.30                   39.97
       2000                   213.33                  230.83               340.41                   23.64
       2001                    15.47                  196.60               183.48                   17.70

                                   PROPOSAL 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has appointed Ernst & Young LLP as independent auditors for the Company for the fiscal year ending June 29, 2002. A proposal to ratify such appointment will be presented to the shareholders at the Annual Meeting. If the shareholders do not ratify such appointment, the Board will select another firm of independent auditors.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

     The Audit Committee reviews audit and non-audit services performed by Ernst & Young LLP as well as the fees charged by Ernst & Young LLP for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young LLP can be found in the following sections of this proxy statement: "The Board of Directors and Committees" and "Audit Committee Report."

Audit Fees

     The following table sets forth approximate aggregate fees billed to the Company for fiscal year 2001 by Ernst & Young LLP:


     Audit Fees....................................................  $350,000
     Financial Information Systems Design and Implementation Fees..  $      0
     All Other Fees (1)............................................  $169,000

______________
(1) Includes fees for tax preparation services and tax consultation services.

Independence


     The Audit Committee of the Board considered whether the provision of the services described above was compatible with maintaining our principal accountants and determined that receipt of those services was compatible with retaining Ernst & Young LLP as the Company's independent auditors.


Vote Required

     The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Outstanding Preferred, voting together as a single group, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment.


Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JUNE 29, 2002.

                                  PROPOSAL 4

            TO APPROVE THE AMENDMENTS TO THE 2000 STOCK OPTION PLAN

General

     The Board of Directors and shareholders previously adopted the Company's 2000 Stock Option Plan (the "Plan") and reserved 3,000,000 shares of Common Stock for issuance of grants and awards under the Plan. However, this share reserve is automatically increased on the first trading day of each calendar year, beginning with the 2001 Calendar year, by the lesser of (a) 500,000 shares, (b) 3.5% of the outstanding shares of Common Stock on such date, or (c) a lesser amount determined by the Compensation Committee of the Company's Board of Directors (the "Committee"). As of October 1, 2001, 3,500,000 shares of Common Stock had been reserved for issuance under the Plan. As of October 1, 2001, 1,829,198 shares of Common Stock are outstanding pursuant to awards and grants under the Plan. A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan.


Description of the Plan

     Purpose. The purpose of the Plan is to promote the long-term financial interests of the Company and any related company by (a) attracting and retaining employees and other individuals providing services to the Company, (b) motivating such individuals, by means of appropriate incentives, to achieve long-range goals, (c) providing incentive compensation opportunities that are competitive with those of other similar companies, and (d) conforming participants' interests with those of the Company's shareholders through compensation based on the Company's Common Stock.


     Term. The term of the Plan shall be limited in duration to ten years from the earlier of (a) the effective date of the Plan or (b) June 2, 2000, the date the Plan was approved by the Company's shareholders. Further, the Plan may be terminated at any time, provided that such termination will not adversely affect options then outstanding.


     Administration. The Plan is administered by the Committee. The Committee has authority and discretion (a) to determine whether and to what extent any award or combination of awards will be granted, (b) to select from among eligible individuals those persons who will receive awards, (c) to determine the number of shares of Company Common Stock to be covered by each award, (d) to establish the terms, conditions, performance criteria, restrictions and other provisions of such awards, (e) to determine the treatment of awards upon the eligible individual's retirement, disability, death, or other termination of employment or service; (f) to cancel or amend the terms of any award, (g) to interpret the Plan and (h) to delegate any of its powers to any member of the Committee or to any other person. The Committee may establish, amend and rescind any rules and regulations relating to the Plan and make all other determinations that may be necessary or advisable for the administration of the Plan. The Committee may also grant awards as alternatives to or replacements of awards outstanding under the Plan or any other plan or arrangement.


     Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options ("ISOs") pursuant to the Plan. All (a) common law employees, prospective employees or officers of the Company or any subsidiary, (b) members of the Company's Board, (c) consultants and advisors to the Company, and (d) employees of any related company or business partner of the Company are eligible to receive non-qualified stock options ("NSOs"). The Company estimates that approximately 1,000 individuals will be eligible to participate in the Plan during fiscal 2002.


     Options. When an option is granted under the Plan, the Committee, in its discretion, specifies the exercise price, the type of option (ISO or NSO) to be granted, and the number of shares which may be purchased upon exercise of the option. The exercise price of an option currently may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. However, with respect to any ISO granted to a holder of more than 10% of the outstanding Company Common Stock, the exercise price may not be less than 110% of the fair market value of the Company's Common Stock on the date of grant. Generally, the fair market value of the Company's Common Stock is the closing price of the Common Stock as reported on the Nasdaq Stock Market on the date the option is granted. On November 16, 2001, the closing price of the Company Common Stock as reported by the Nasdaq SmallCap Market was $1.82 per share. No individual may currently receive an option grant to purchase more than 600,000 shares in any fiscal year.

     The term during which an option may be exercised and whether an option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of any ISO may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, cashier's check, Company Common Stock valued at the Common Stock's then fair market value and acceptable to the Committee, or a combination of these methods. Except as otherwise provided by the Committee, awards granted under the Plan are nontransferable during the life of the optionee.

     The Committee will determine the form of stock option agreements which will be used for options granted under the Plan. Such agreements will govern the right of an optionee to exercise an option upon termination of employment or affiliation with the Company during the life of an optionee and following an optionee's death. The Board or the Committee may impose additional or alternative conditions and restrictions on ISOs or NSOs granted under the Plan; however, each ISO must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an ISO as defined under Section 422 of the Internal Revenue Code of 1986, as amended.

     Restricted Stock. Grants of restricted stock may be made by the Committee, subject to the terms and provisions of the Plan, at any time and in such amounts as the Committee shall determine. Each grant of restricted stock and/or the vesting thereof may be conditioned upon the completion of a specified period of service with the Company or a related company, upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine. Voting rights and rights to receive a dividend shall be determined by the Committee.

     Tax Offset Payments. Grants of tax offset payments may be made by the Committee in its discretion subject to the terms and provisions of the Plan. Tax offset payments shall not exceed the amount necessary to pay applicable federal, state, local and other taxes payable with respect to an award. Tax offset payments shall be paid solely in cash.

     Change in Control. Upon a change in control (as defined in the Plan), all or a portion of an award (as determined by the Committee) will become fully exercisable and vested as to all shares subject to such award if (a) such award is not assumed by the surviving corporation or its parent or (b) the surviving corporation or its parent does not substitute such award with another award of substantially the same terms.

     Amendment. The Committee may amend or terminate the Plan, or any part thereof, at any time, provided, however, that no amendment or termination may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee. An amendment shall be subject to the approval of the Company's shareholders only to the extent required by applicable law, rule, or regulation.

     Antidilution Provisions. In the event of a corporate transaction involving the Company, including without limitation any stock dividend, combination or reverse stock split, sale of substantially all assets, recapitalization, reorganization, merger, consolidation, split-up, spin-off, distribution of assets or other change in corporate structure, the Committee may adjust or substitute awards to preserve the benefits or potential benefits of the awards. Actions by the Committee may include (a) adjustment of the number and kind of shares which may be delivered under the Plan, (b) adjustment of the number and kind of shares subject to outstanding awards, (c) adjustment of the exercise price of outstanding options, and (d) any other adjustments that the Committee determines to be appropriate.

Proposed Plan Amendments

     Number of Shares Subject to the Plan. The Board has approved, subject to shareholder approval, an amendment to the Plan which would increase the aggregate number of shares of the Company's Common Stock available under the Plan from 3,500,00 to 8,500,000 shares. The Board believes that this increase will advance the interests of the Company by giving it the ability to grant more stock options to individuals as a form of incentive and compensation.

     Number of Shares Granted to an Individual in a Fiscal Year. The Board has also approved, subject to shareholder approval, an amendment to the Plan which would increase the number of shares of the Company's Common Stock that any individual could be granted under the Plan in any one fiscal year from 600,000 to 2,000,000. The Board believes that this amendment will advance the interests of the Company and its shareholders by giving the Company the ability to attract the most qualified individuals by giving them more stock options as a form of incentives and compensation.

     Grant of Options with an Exercise Price Less Than Fair Market Value. The Board has also approved, subject to shareholder approval, an amendment to the Plan which would allow the Company to grant non-qualified stock options to individuals at an exercise price less than 100% of the fair market value of the Company's Common Stock. The Plan currently requires that both incentive stock options and non-qualified stock options be granted at an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant or award. The Board proposes to issue options exercisable at less than fair market value to its most recently elected Directors, in consideration of future services. See "Certain Relationship and Related Transactions-- Issuance of Discounted Options and Other Agreements to Certain Directors." The Board believes that this amendment will advance the interests of the Company by giving the Company the added ability to attract the most qualified individuals to serve as employees and Directors, by giving them added incentives to serve as employees or Directors, by granting or awarding them stock options at a price below 100% of the fair market value of the Common Stock.

     If the amendments to the Plan are approved, the grant of stock options at an exercise price of less than fair market value may result in the application of anti-dilution provisions of the Outstanding Preferred Certificates of Designation and pursuant to certain other agreements and warrants. The amount of additional shares of Common Stock or warrants issuable pursuant to such anti-dilution provisions has not yet been determined. The above-described option grants to certain directors will cause dilution to the holders of the Company's Common Stock and Outstanding Preferred.

Federal Income Tax Consequences

     Incentive Stock Options. Under present law, an optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 20%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Internal Revenue Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

     Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted an NSO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Internal Revenue Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending upon when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

     Restricted Stock. Restricted stock awards are generally taxed on the later of grant or the expiration of a substantial risk of forfeiture. A restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code to the extent the award will be forfeited in the event that the recipient ceases to provide services to the Company. Because the restricted stock grants are subject to a substantial risk of forfeiture, the recipient will not recognize ordinary income at the time the award is granted. Instead the recipient will recognize ordinary income on the earlier of (a) the date the restricted stock is no longer subject to a substantial risk of forfeiture or (b) when the restricted stock becomes transferable. The amount of ordinary income to be recognized is equal to the difference between the amount paid for the restricted stock and the fair market value of the restricted stock on the date the restricted stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by the recipient who is an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Internal Revenue Code, the Company is entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

     Tax Offset Payments. In the year of receipt of a tax offset payment, the recipient will have taxable ordinary income, equal to the amount of the tax offset payment. In the case of a recipient who is also an employee, any tax offset payment will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Internal Revenue Code, the Company will be entitled to a tax deduction in the same amount and at the same time as the recipient recognizes ordinary income.

     The foregoing is only a summary of the general effect of federal income taxation upon the optionee or recipient and the Company with respect to the grant and exercise of options and awards under the Plan. This summary does not purport to be complete and does not discuss the tax consequences arising in the context of the optionee's or recipient's death or the income tax laws of any municipality, state or foreign country in which the optionee's or recipient's income or gain may be taxable.


Accounting Treatment

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date may result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense would be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Footnote disclosure will be required as to the impact the outstanding options under the Plan would have upon the Company's reported earnings were those options appropriately valued as a compensation expense.


New Plan Benefits

     The following table sets forth the grant of options to certain directors of the Company. See "Certain Relationships and Related Party Transactions-- Issuance of Discounted Options and Other Agreements to Certain Directors."
These options were granted to each individual subject to shareholder approval of an amendment to the Plan increasing the number of shares available for the grant thereunder. There are no other options currently contemplated other than those described below, although the amount of awards granted to date are not necessarily indicative of the amounts that will be awarded in the future.

                             2000 Stock Option Plan


     Name and Position                                  Dollar Value     Number of Shares
     ----------------------------------------------     ------------     ----------------
Jeffry J. Parell...................................           *                 *
 Chief Executive Officer

Peter C. Lytle.....................................          $0                 0
 Former Chief Executive Officer

Timothy G. Becker..................................          $0                 0
 Former Vice President Mergers and Acquisitions

Mark E. Ties.......................................           *                 *
 Chief Financial Officer and Treasurer

Wesley C. Fredenburg...............................           *                 *
 General Counsel and Secretary

Executive Group....................................           *                 *

Non-Executive Director Group.......................           **            1,800,000

Non-Executive Officer Employee Group...............           *                 *


__________________
* These officers, directors and groups of individuals will be granted stock options at less than 100% of the fair market value of the Company's Common Stock, but the amount and the dollar value thereof have not been determined.

**Indeterminable, fair market value will be determined at the date of the 2001 Annual Meeting.


Vote Required

     The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Outstanding Preferred, voting together as a single group, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


Recommendation of the Board of Directors

THE BOARD OF DIRECTORS CONSIDERS THE AMENDMENTS TO THE 2000 STOCK OPTION PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS.

                               SECURITY OWNERSHIP

     As of October 1, 2001, the Company had issued and outstanding 17,146,399 shares of Common Stock, 2,806,797 shares of Series B Preferred, 2,000,000 shares of Series C Preferred, 1,894,873 shares of Series D Preferred and 641,412 shares of Series F Preferred. The following tables contain certain information known to the Company regarding beneficial ownership of its outstanding voting securities as of October 1, 2001, as adjusted only to reflect the issuance of an aggregate of 2,300,000 options to purchase Common Stock which were granted to Messrs. Cohen, Kemp and Paluch subsequent to October 1, 2001, which are subject to shareholder approval, by (i) each person who is known to the Company to own beneficially more than five percent of each class of the Company's voting securities, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all current executive officers and directors as a group. Beneficial ownership listed in the tables below based on ownership of the Company's convertible preferred shares reflects Common Stock equivalents. Each share of Common Stock is entitled to one vote. As of October 1, 2001, each share of Series B Preferred was convertible into approximately 1.314 shares of Common Stock, each share of Series C Preferred was convertible into approximately 1.279 shares of Common Stock, each share of Series D Preferred was convertible into ten shares of Common Stock and each share of Series F Preferred was convertible into 20 shares of Common Stock. Holders of Outstanding Preferred are entitled to one vote for each share of Common Stock issuable upon conversion of the Outstanding Preferred. All convertible preferred shares issued to Bayview Capital LLP (the "Bayview Warrant") are subject to adjustment to prevent dilution.


     Unless otherwise noted and subject to applicable community property laws, each person identified below has sole voting and investment power with respect to such shares and the address of each person identified below is c/o United Shipping & Technology, Inc., Four Paramount Plaza, 7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439. To the Company's knowledge, except as indicated in the footnotes to the tables below, the persons named in the tables below have sole voting and investment power with respect to all voting securities. Beneficial ownership is determined in accordance with the rules of the SEC and includes the class of capital stock identified on each table and securities convertible into or exercisable for the class of capital stock identified on each table owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of October 1, 2001.


                                  Common Stock

                                                           Amount and Nature of         Percent of
Name and Address of Beneficial Owner                       Beneficial Ownership          Class (1)
------------------------------------                       --------------------         ----------
James G. Brown (2)..................................            19,925,783                 53.7%
  200 Madison Avenue, Suite 2225
  New York, New York  10016

TH Lee.Putnam Internet Partners, L.P.                           19,910,783                 53.7
 (3)(4).............................................
  200 Madison Avenue, Suite 2225
  New York, New York  10016

Douglas Hsieh (5)...................................            19,910,783                 53.7
  200 Madison Avenue, Suite 2225
  New York, New York  10016

Richard Neslund (6).................................             5,404,137                 26.2
  18210 Wayzata Boulevard
  Wayzata, MN  55391

Oscar Capital Management (7)........................             3,904,390                 18.8
  666 Fifth Avenue, 34th Floor
  New York, NY  10103

HomePoint Corporation (4)(8).........................   3,749,060      17.9
  c/o TenX Venture Partners, LLC
  One First Avenue, Suite 100
  Conshohocken, PA 19428

RS Investment Management, Inc. (9)...................   3,388,000      17.2
  388 Market Street
  San Francisco, CA 94111

Vincent A. Wasik (10)................................   2,480,807      12.6

Alex Paluch (11).....................................   2,373,142      12.0


East River Ventures II, LP (12)......................   1,974,430      10.3
  645 Madison Avenue, Suite 2200
  New York, NY 10022

TenX Venture Partners, LLC (4)(13)...................   1,858,802       9.8
  One First Avenue, Suite 100
  Conshohocken, PA 19428

Peter W. Kooman (14).................................   1,658,734       8.8
Bayview Capital Partners LP (15).....................   1,623,869       8.7
  641 East Lake Street, Suite 230
  Wayzata, MN 55391

Robert F. McCullough (16)............................   1,030,760       5.7
  455 Belvedere
  Belvedere, CA 94920

MCG Global, LLC (17).................................   1,000,000       5.5
  One Morningside Drive N., Suite 200
  Westport, CT 06880

Rich Schottenfeld (18)...............................     919,032       5.1
  399 Park Avenue, 37th Floor
  New York, NY 10022

Timothy G. Becker (19)...............................     691,668       3.9

William S. Cohen (20)................................     250,000       1.4


Jack Kemp (20).......................................     250,000       1.4


Jeffry J. Parell (21)................................     184,846       1.1

Wesley C. Fredenburg (22)............................      61,027         *

Mark E. Ties (23)....................................      44,086         *

All directors and executive officers
as a group (16 persons) (24).........................  28,100,373      62.3%
____________
*  Represents less than 1%.

(1) Percentage of beneficial ownership is based on 17,146,399 shares of Common Stock outstanding as of October 1, 2001, as adjusted only to reflect the issuance of an aggregate of 2,300,000 options to purchase Common Stock which were granted to Messrs. Cohen, Kemp and Paluch subsequent to October 1, 2001, which are subject to shareholder approval. Beneficial ownership based upon ownership of convertible preferred stock reflects Common Stock equivalents on an as-if-converted basis. Common Stock issuable pursuant to outstanding warrants, stock options and convertible preferred stock are deemed outstanding for computing the percentage of the holders thereof, but not for computing the percentage of any other person. The same shares may be beneficially owned by more than one person.

(2) Includes 15,000 shares issuable pursuant to options and 19,910,783 shares beneficially owned by TH Lee.Putnam Internet Partners, L.P., for which Mr. Brown disclaims beneficial ownership.

(3) Includes: (i) 1,982,879 shares issuable upon conversion of Series B Preferred owned by TH Lee.Putnam Internet Partners, L.P. and 1,705,691 shares issuable upon conversion of Series B Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P.; (ii) 1,391,807 shares issuable upon conversion of Series C Preferred owned by TH Lee.Putnam Internet Partners, L.P., 1,055,549 shares issuable upon conversion of Series C owned by TH Lee.Putnam Internet Parallel Partners, L.P., 78,470 shares issuable upon conversion of Series C Preferred owned by THLi Coinvestment Partners LLC, and 30,193 shares issuable upon conversion of Series C Preferred owned by Blue Star I, LLC; (iii) 449,494 shares issuable upon the exercise and conversion of warrants to purchase Series C Preferred owned by TH Lee.Putnam Internet Partners, L.P., 340,897 shares issuable upon the exercise and conversion of warrants to purchase Series C Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P., 25,435 shares issuable upon the exercise and conversion of warrants to purchase Series C Preferred owned by THLi Coinvestment Partners LLC, and 9,658 shares issuable upon the exercise and conversion of warrants to purchase Series C owned by Blue Star I, LLC; (iv) 5,540,490 shares issuable upon conversion of Series D Preferred owned by TH Lee.Putnam Internet Partners, L.P., 4,202,430 shares issuable upon conversion of Series D Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P., 311,370 shares issuable upon conversion of Series D Preferred owned by THLi Coinvestment Partners LLC, and 121,090 shares issuable upon conversion of Series D Preferred owned by Blue Star I, LLC;
    (v) 1,179,070 shares issuable upon the exercise and conversion of warrants to purchase Series D Preferred owned by TH Lee.Putnam Internet Partners, L.P., 894,210 shares issuable upon the exercise and conversion of warrants to purchase Series D Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P., 66,280 shares issuable upon the exercise and conversion of warrants to purchase Series D Preferred owned by THLi Coinvestment Partners LLC, and 25,770 shares issuable upon the exercise of warrants to purchase Series D Preferred owned by Blue Star I, LLC; and (vi) 500,000 shares issuable upon the exercise of warrants to purchase Common Stock issued to the THLi entities. Does not include 228,469 shares issuable upon exercise of warrants to purchase Common Stock owned by TH Lee.Putnam Internet Partners, L.P. and 196,531 shares issuable upon exercise of warrants to purchase Common Stock owned by TH Lee.Putnam Internet Parallel Partners, L.P. (collectively the "Common Warrants"). The Common Warrants become exercisable only in the event and to the extent that 3,000,000 options granted under the Company's 2000 Stock Option Plan are exercised, on a pro rata basis. TH Lee.Putnam Internet Parallel Partners, L.P., THLi Coinvestment Partners LLC and Blue Star I, LLC are affiliates of TH Lee.Putnam Internet Partners, L.P.

(4) THLPV is the largest shareholder of HomePoint Corporation. TenX Venture Partners, LLC has an agreement to provide management services to HomePoint Corporation. A shareholder of THLPV is a member of HomePoint Corporation's board of directors.


(5) Consists of shares beneficially owned by TH Lee.Putnam Internet Partners, L.P., for which Mr. Hsieh disclaims beneficial ownership.

(6) Consists of 1,885,567 shares owned directly, 336,770 shares issuable pursuant to warrants and 3,181,800 shares issuable upon conversion of Series F Preferred.

(7) Consists of 251,768 shares owned by Oscar Investment Fund, LP, 117,187 shares issuable upon exercise of warrants and 1,363,620 shares issuable upon conversion of Series F Preferred owned by Oscar Private Equity Investments, L.P., 31,250 shares issuable upon exercise of warrants and 363,620 shares issuable upon conversion of Series F Preferred owned by Oscar Opportunistic Fund, LLC, 15,625 shares issuable upon exercise of warrants and 181,800 shares issuable upon conversion of Series F Preferred owned by Oscar Opportunistic Offshore Fund, Ltd., 93,750 shares issuable upon exercise of warrants and 1,090,900 shares issuable upon conversion of Series F Preferred owned by Oscar Investment Fund, LP and 31,250 shares issuable upon exercise of warrants and 363,620 shares issuable upon conversion of Series F Preferred owned by Oscar Fund (Cayman) Limited. Oscar Investment Fund, LP, Oscar Opportunistic Fund, LLC, Oscar Opportunistic Offshore Fund, Ltd. and Oscar Fund (Cayman) Limited are affiliates of Oscar Capital Management.


(8) Consists of shares issuable upon conversion of Series D Preferred.

(9) Consists of 888,000 shares owned directly and 2,500,000 shares issuable upon conversion of Series D Preferred.

(10) Consists of 117,187 shares issuable upon exercise of warrants, 1,363,620 shares issuable upon conversion of Series F Preferred and 1,000,000 shares beneficially owned by MCG Global, LLC, for which Mr. Wasik disclaims beneficial ownership.

(11) Consists of 7,812 shares issuable upon exercise of warrants, 90,900 shares issuable upon conversion of Series F Preferred, 1,974,430 shares beneficially owned by East River Ventures II, LP, for which Mr. Paluch disclaims beneficial ownership and 300,000 issuable upon exercise of options which are subject to the shareholders of the Company approving amendments to the Company's 2000 Stock Option Plan increasing the number of shares available for grant thereunder.


(12) Consists of 156,250 shares issuable upon exercise of a warrant and 1,818,180 shares issuable upon conversion of Series F Preferred.

(13) Consists of 608,802 shares issuable upon exercise of a warrant and 1,250,000 shares issuable upon conversion of Series D Preferred.

(14) Consists of 13,514 shares owned directly, 1,351 shares issuable upon exercise of warrants, 20,000 shares issuable upon exercise of options and 1,623,869 shares beneficially owned by Bayview Capital Partners LP.

(15) Consists of shares issuable upon exercise of the Bayview Warrants.

(16) Consists of 16,000 shares owned directly, 62,500 shares issuable upon exercise of warrants and 727,260 shares issuable upon conversion of Series F Preferred owned by Mr. McCullough and 225,000 shares owned directly by Robert F. McCullough and Barbara C. McCullough as trustees of the McCullough Living Trust.

(17) Consists of shares issuable upon exercise of warrants.

(18) Consists of 54,687 shares issuable upon exercise of warrants and 636,360 shares issuable upon conversion of Series F Preferred owned by Schottenfeld Qualified Associates, L.P. and 30,560 shares owned directly, 15,625 shares issuable upon exercise of warrants and 181,800 shares issuable upon conversion of warrants owned by CSL Associates, L.P. Schottenfeld Qualified Associates, L.P. and CSL Associates, L.P. are entities affiliated with Mr. Schottenfeld.

(19) Consists of 41,668 shares owned directly and 650,000 shares issuable upon exercise of options.

(20) Consists of shares issuable upon exercise of options which are subject to the shareholders of the Company approving amendments to the Company's 2000 Stock Option Plan increasing the number of shares available for grant thereunder.


(21) Consists of 2,000 shares owned directly, 133,500 shares issuable upon exercise of options, 3,906 shares issuable upon exercise of warrants and 45,440 shares issuable upon conversion of Series F Preferred.

(22) Consists of 33,400 shares issuable upon exercise of options, 2,187 shares issuable upon exercise of warrants and 25,440 shares issuable upon conversion of Series F Preferred.

(23) Consists of 649 shares owned directly, 3,437 shares issuable upon exercise of warrants and 40,000 shares issuable upon conversion of Series F Preferred.

(24) Consists of an aggregate of 57,831 shares of Common Stock, 1,905,920 shares issuable pursuant to presently exercisable options and warrants and 1,627,540 shares issuable upon conversion of Series F Preferred directly owned by directors and officers, 1,623,869 shares beneficially owned by Bayview Capital Partners LP (for which Mr. Kooman disclaims beneficial ownership), 19,910,783 shares beneficially owned by TH Lee.Putnam Internet Partners, L.P. (for which Messrs. Brown and Hsieh disclaim beneficial ownership), 1,000,000 beneficially owned by MCG Global, LLC (for which Mr. Wasik disclaims beneficial ownership) and 1,974,430 shares beneficially owned by East River Ventures II, LP (for which Mr. Paluch disclaims beneficial ownership).

                           Series B Preferred Stock


                                                          Amount and Nature of     Percent of
Name and Address of Beneficial Owner                      Beneficial Ownership      Class (1)
-------------------------------------                     --------------------     ----------
TH Lee.Putnam Internet Partners, L.P. (2)..........             2,806,797              100%
  200 Madison Avenue, Suite 2225
  New York, New York  10016

James G. Brown (3).................................             2,806,797              100
  200 Madison Avenue, Suite 2225
  New York, New York  10016

Douglas Hsieh (3)..................................             2,806,797              100
  200 Madison Avenue, Suite 2225
  New York, New York  10016

Peter W. Kooman....................................                     0                0

Vincent A. Wasik...................................                     0                0

Alex Paluch........................................                     0                0

Timothy G. Becker..................................                     0                0

Mark E. Ties.......................................                     0                0

Jeffry J. Parell...................................                     0                0

Wesley C. Fredenburg...............................                     0                0

William S. Cohen...................................                     0                0

Jack Kemp..........................................                     0                0

All directors and executive officers
as a group (16 persons) (3)........................             2,806,797              100%


______________
(1) Percentage of beneficial ownership is based on 2,806,797 of Series B Preferred outstanding as of October 1, 2001, which were convertible into an aggregate of 3,688,570 shares of Common Stock. See Common Stock Security Ownership table. The same shares may be beneficially owned by more than one person.
(2) Includes 1,508,861 shares of Series B Preferred owned by TH Lee.Putnam Internet Partners, L.P. and 1,297,936 shares of Series B Preferred owned by TH Lee.Putnam Internet Parallel Partners, L.P. TH Lee.Putnam Internet Parallel Partners is affiliated with TH Lee.Putnam Internet Partners, L.P. Messrs. Brown and Hsieh disclaim beneficial ownership of shares beneficially owned by TH Lee.Putnam Internet Partners, L.P.
(3) Consists of shares beneficially owned by TH Lee.Putnam Internet Partners, L.P., for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series C Preferred Stock


                                                          Amount and Nature of     Percent of
Name and Address of Beneficial Owner                      Beneficial Ownership      Class (1)
-------------------------------------                     --------------------     ----------
TH Lee.Putnam Internet Partners, L.P. (2)..........             2,825,484              100%
  200 Madison Avenue, Suite 2225
  New York, New York 10016

James G. Brown (3).................................             2,825,484              100
  200 Madison Avenue, Suite 2225
  New York, New York 10016

Douglas Hsieh (3)..................................             2,825,484              100
  200 Madison Avenue, Suite 2225
  New York, New York 10016

Peter W. Kooman....................................                     0                0

Vincent A. Wasik...................................                     0                0

Alex Paluch........................................                     0                0

Timothy G. Becker..................................                     0                0

Mark E. Ties.......................................                     0                0

Jeffry J. Parell...................................                     0                0

Wesley C. Fredenburg...............................                     0                0

William S. Cohen...................................                     0                0

Jack Kemp..........................................                     0                0

All directors and executive officers
as a group (16 persons) (3)........................             2,825,484              100%


______________
(1) Percentage of beneficial ownership is based on 2,000,000 shares of Series C Preferred outstanding as of October 1, 2001, which were convertible into an aggregate of 2,556,019 shares of Common Stock. See Common Stock Security Ownership table. The same shares may be beneficially owned by more than one person.
(2) Includes, 1,089,043 shares owned directly by TH Lee.Putnam Internet Partners, L.P., 825,932 shares owned directly by TH Lee.Putnam Internet Parallel Partners, L.P., 61,400 shares owned directly by THLi Coinvestment Partners LLC, and 23,625 shares owned directly by Blue Star I, LLC, 449,494 shares issuable upon the exercise of warrants owned by TH Lee.Putnam Internet Partners, L.P., 340,897 shares issuable upon the exercise of warrants owned by TH Lee.Putnam Internet Parallel Partners, L.P., 25,435 shares issuable upon the exercise of warrants owned by THLi Coinvestment Partners LLC, and 9,658 shares issuable upon the exercise of warrants owned by Blue Star I, LLC, TH Lee.Putnam Internet Parallel Partners, L.P., ThLi Coinvestment Partners LLC and Blue Star I, LLC, are affiliates of TH Lee.Putnam Internet Partners, L.P. Messrs. Brown and Hsieh disclaim beneficial ownership of shares beneficially owned by TH Lee.Putnam Internet Partners, L.P.
(3) Consists of shares beneficially owned by TH Lee.Putnam Internet Partners, L.P., for which Messrs. Brown and Hsieh disclaim beneficial ownership.

                           Series D Preferred Stock


                                                         Amount and Nature of      Percent of
Name and Address of Beneficial Owner                     Beneficial Ownership       Class (1)
-------------------------------------                    --------------------      ----------
TH Lee.Putnam Internet Partners, L.P. (2)...........           1,234,071              58.4%
  200 Madison Avenue, Suite 2225
  New York, New York, 10016

James G. Brown (3)..................................           1,234,071              58.4
  200 Madison Avenue, Suite 2225
  New York, New York, 10016

Douglas Hsieh (3)...................................           1,234,071              58.4
  200 Madison Avenue, Suite 2225
  New York, New York, 10016

HomePoint Corporation (4)...........................             374,906              19.8
  c/o TenX Venture Partners, LLC
  One First Avenue, Suite 100
  Conshohocken, PA 19428

RS Investment Management, Inc.......................             250,000              13.2
  388 Market Street
  San Francisco, CA  94111

TenX Venture Partners, LLC (4)......................             125,000               6.6
  One First Avenue, Suite 100
  Conshohocken, PA 19428

Peter W. Kooman.....................................                   0                 0

Vincent A. Wasik....................................                   0                 0

Alex Paluch.........................................                   0                 0

Timothy G. Becker...................................                   0                 0

Mark E. Ties........................................                   0                 0

Jeffry J. Parell....................................                   0                 0

Wesley C. Fredenburg................................                   0                 0

William S. Cohen....................................                   0                 0

Jack Kemp...........................................                   0                 0

All directors and executive officers
as a group (16 persons) (4).........................           1,234,071              58.4%

______________
(1) Percentage of beneficial ownership is based on 1,894,873 shares of Series D Preferred outstanding as of October 1, 2001, which were convertible into an aggregate of 18,948,730 shares of Common Stock. See Common Stock Security Ownership table. The same shares may be beneficially owned by more than one person.
(2) Includes 554,049 shares owned directly and 117,907 shares issuable upon exercise of warrants owned by TH Lee.Putnam Internet Partners, L.P., 420,243 shares owned directly and 89,421 shares issuable upon exercise of warrants owned by TH Lee.Putnam Internet Parallel Partners, L.P., 31,137 shares owned directly and 6,628 shares issuable upon exercise of warrants owned by THLi Coinvestment Partners LLC and 12,109 shares owned directly and 2,577 shares issuable upon exercise of warrants owned by Blue Star I, LLC. TH Lee.Putnam Interest Parallel Partners, L.P., THLi Coinvestment Partners, LLC and Blue Star I, LLC are affiliates of TH Lee.Putnam Internet Partners, L.P. Messrs. Brown and Hsieh disclaim beneficial ownership of shares held by the THLi entities.
(3) Consists of shares beneficially owned by TH Lee.Putnam Internet Partners, L.P., for which Messrs. Brown and Hsieh disclaim beneficial ownership.

(4) THLPV is the largest shareholder of HomePoint Corporation. TenX Venture Partners, LLC has an agreement to provide management services to HomePoint Corporation. A shareholder of THLPV is a member of HomePoint Corporation's board of directors.

                           Series F Preferred Stock


                                                   Amount and Nature of     Percent of
Name and Address of Beneficial Owner               Beneficial Ownership      Class (1)
------------------------------------               --------------------     ----------
Oscar Capital Management (2)....................          168,178              26.2
  666 Fifth Avenue, 34/th/ Floor
  New York, NY 10103

Richard Neslund.................................          159,090              24.8
  15210 Wayzata Boulevard
  Wayzata, MN 55391

Alex Paluch (3).................................           95,454              14.9

East River Ventures II, LP......................           90,909              14.2
  645 Madison Avenue, Suite 2200
  New York, NY 10022

Vincent A. Wasik................................           68,181              10.6

Rich Schottenfeld (4)...........................           40,908               6.4
  399 Park Avenue, 37/th/ Floor
  New York, NY 10022

Robert McCullough...............................           36,363               5.7
  455 Belvedere
  Belvedere, CA 94920

Jeffry J. Parell................................            2,272                 *

Mark E. Ties....................................            2,000                 *

Wesley C. Fredenburg............................            1,272                 *

Dale Brad Frederiksen...........................              909                 *

Tony Sindoni....................................              727                 *

William Vincent Hannigan........................              545                 *

Victor Serri....................................              472                 *

Sarah Kerrigan..................................              454                 *

Peter W. Kooman.................................                0                 0

Timothy G. Becker...............................                0                 0

William S. Cohen................................                0                 0

Jack Kemp.......................................                0                 0

All directors and executive officers as.........          172,286              26.9
 a group (16 persons)(5)................


____________
*   Represents less than 1%.
(1) Percentage of beneficial ownership is based on 641,412 shares of Series F Preferred outstanding as of October 1, 2001, which were convertible into an aggregate of 12,828,240 shares of Common Stock. See Common Stock Security Ownership table. The same shares may be beneficially owned by more than one person.
(2) Consists of 68,181 shares owned by Oscar Private Equity Fund, 54,545 shares owed by Oscar Investment Fund, LP, 18,181 shares owned by Oscar Fund (Cayman) Limited, 18,181 shares owned by Oscar Opportunistic Fund, LLC and 9,090 shares owned by Oscar Opportunistic Offshore Fund, Ltd. Oscar Investment Fund, LP, Oscar Opportunistic Fund, LLC, Oscar Opportunistic Offshore Fund, Ltd. and Oscar Fund (Cayman) Limited are affiliates of Oscar Capital Management.

(3) Consists 4,545 shares owned directly and 90,909 shares owned by East River Ventures II, LP.
(4) Consists of 31,818 shares owned by Schottenfeld Qualified Associate, L.P. and 9,090 shares owned by CSL Associates, L.P.
(5) Includes 90,909 shares owned by East River Ventures II, LP (for which Mr. Paluch disclaims beneficial ownership).

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Issuance of Bridge Notes, Series D Preferred and Warrants to THLPV

     In December 2000, the Company's revenue, the timing of billings to customers and collections fell below amounts projected in its operating plan. Lower receivables and collections, together with other operating conditions, including projected negative cash flows in the Company's second fiscal quarter, resulted in a short-term working capital deficit. To meet its working capital requirements, the Company entered into a bridge loan agreement dated January 4, 2001, with THLPV and a supplemental bridge loan agreement dated January 31, 2001 (collectively, the "Bridge Loan Agreement"). Pursuant to the Bridge Loan Agreement, THLPV loaned the Company $3,500,000 on January 4, 2001, and an additional $1,500,000 on January 31, 2001. Mr. James G. Brown, a director of the Company, is a founder and a managing director of TH Lee Putnam Internet Partners, L.P., which owns the Company's Series B Preferred and Series C Preferred. Mr. Douglas Hsieh, a director of the Company, is a vice president of THLPV. The Company issued bridge notes to THLPV in the aggregate amount of $5,000,000, which were due and payable on July 4, 2001. The bridge notes were subordinate to the Company's senior indebtedness. Each bridge note carried interest on the unpaid principal amount at an annual percentage rate of 18%. Interest on each of the bridge notes was payable at maturity in immediately available funds or in shares of Series D Preferred. Pursuant to the Bridge Loan Agreement, the Company also issued to THLPV the bridge warrants to purchase an aggregate 216,533 shares of Series D Preferred at a per share purchase price of $0.01. The bridge warrants expire on January 4, 2006.

     Subject to shareholder approval, the bridge notes were convertible at any time into shares of Series D Preferred. On September 5, 2001, the shareholders of the Company approved the bridge notes and their conversion into Series D Preferred. The bridge notes provided that the number of shares of Series D Preferred issuable upon conversion of the bridge notes would equal the principal amount of the notes and all accrued interest thereon divided by the lesser of:
(a) the average closing price of common stock as reported by Nasdaq for the five days prior to the conversion, or (b) a price 25% lower than the price per share at which the Series D Preferred, or any voting stock that the Company issued subsequent to issuance of the bridge notes. Upon conversion of the bridge notes the Company issued 1,017,538 shares of Series D Preferred to THLPV at a conversion price of $.55 per share.

Standby Letter of Credit Transaction

     Pursuant to standby letter of credit application and agreements entered into in October 2001 (the "LOC Agreements"), between the Company and Comerica Bank-Texas ("Comerica"), letters of credit were issued for the benefit of the Company's subsidiary, Velocity Express, Inc., in favor of General Electric Capital Corporation ("GECC"), to support credit arrangements under the terms of a credit agreement with GECC. The new LOC Agreement and letters of credit issued pursuant thereto amended a previously-issued $3,100,000 irrevocable standby letter of credit issued for the account of THLPV, as original applicant in May 2001 in favor of GECC. The LOC Agreements amended the original letter of credit to enable new letters of credit in the aggregate amount of $7,100,000 to be issued, to support additional borrowings under the terms of the Company's credit agreement with GECC. THLPV has guaranteed the Company's obligations to Comerica under the LOC Agreements. The Company has agreed to compensate THLPV for its guarantees, which enabled the Company to secure the larger letter of credit coverage in favor of GECC, but no final agreement between the Company and THLPV in regard to such compensation has been reached. At such time as proposed compensation arrangements have been reached between management of the Company and THLPV, they will be submitted for consideration and approval by the Company's Board of Directors.

Issuance of Series F Preferred

     Pursuant to Subscription Note Purchase Agreements entered into during July and August 2001 (collectively, the "Series F Note Agreements"), the Company issued subscription notes in the aggregate principal amount of $7,106,500 (collectively, the "Series F Subscription Notes"), to a group of institutional investors and eleven officers of the Company. No interest accrued on the unpaid principal balances of the Series F Subscription Notes. The Series F Subscription Notes were convertible into 646,029 shares of Series F Preferred at a conversion rate of $11.00 per share. On September 5, 2001, the Company's shareholders approved the issuance of Series F Preferred and the principal balance of the Series F Subscription Notes was converted into a number of shares of the Company's Series F Preferred equal to the quotient of the principal being converted divided by $11.00 or 646,029 shares of Series F Preferred. Each share of Series F Preferred is initially convertible into twenty shares of the Company's Common Stock. The Company also issued warrants to purchase 1,109,383 shares of Common Stock in connection with these sales. The Company sold the Series F Subscription Notes to the following directors, officers and/or beneficial owners of 5% of this class of stock:



                                                       Number of Shares of
      Name of Beneficial Owner                         Series F Preferred
      ------------------------                         ------------------

      Oscar Capital Management.......................        181,814

      Richard Neslund................................        159,090

      East River Ventures II, LP.....................         90,909

      MCG Global, LLC................................         90,907

      Vincent A. Wasik...............................         68,181

      Rich Schottenfeld..............................         40,908

      Robert McCullough..............................         36,363

Series D Preferred

     Pursuant to the terms of a Securities Purchase Agreement dated March 1, 2001, between the Company and RS Investment Management, Inc., the Company issued 250,000 shares of Series D Preferred to RS Investment Management, Inc. at a purchase price of $8.00 per share, for an aggregate consideration of $2,000,000. The Series D Preferred shares issued to RS Investment Management, Inc. are currently convertible into 2,500,000 shares of the Company's Common Stock. Each share of Series D Preferred was initially convertible into ten shares of the Company's Common Stock.

     Pursuant to Stock Purchase Agreements entered into during March and April, 2001 (collectively, the "Series D Note Agreements"), the Company issued a subscription note in the principal amount of $2,999,250 to HomePoint Corporation, a subscription note in the principal amount of $1,000,000 to TenX Venture Partners and two subscription notes, each in the principal amount of $500,000 to two foreign investors (collectively, the "Subscription Notes" and individually a "Subscription Note"). Upon approval by the Company's shareholders on September 5, 2001, the principal balance of the Subscription Notes was converted into a number of shares of the Company's Series D Preferred equal to the quotient of the principal being converted divided by $8.00. The principal amount of the Subscription Note issued to HomePoint Corporation was converted into 374,906 shares of Series D Preferred and the principal amount of the Subscription Note issued to TenX Venture Partners was converted into 125,000 shares of Series D Preferred. In addition, the Company sold Series D Preferred to the following directors, officers and/or beneficial owners of 5% of this class of stock.


                                                       Number of Shares of
      Name of Beneficial Owner                         Series F Preferred
      ------------------------                         ------------------

      TH Lee.Putnam Internet Partners, L.P...........       1,017,538

      HomePoint Corporation..........................         374,906

      RS Investment Management, Inc..................         250,000

      TenX Venture Partners, LLC.....................         125,000


Contract with MCG Global, LLC

     On May 15, 2001 the Company entered into a Contractor Services Agreement ("CSA") with MCG Global, LLC ("MCG Global"). Vincent A. Wasik, currently a shareholder and Chairman of the Board of the Company, is a owner and principal of MCG Global, although he was neither a shareholder nor a member of the Board of the Company at the time the CSA was entered into. Under the CSA, MCG Global was retained to provide consulting services in connection with Company's business, operations, debt structure, vendors and contractual obligations and, in particular with its rights and obligations under that certain Merger Agreement dated September 24, 1999, between CEX Holdings, Inc., a Colorado corporation ("CEX"), Corporate Express Delivery Systems, Inc., a Delaware corporation, United Shipping & Technology, Inc., a Utah corporation and United Shipping & Technology Acquisition Corp., a Delaware corporation (the "CEX Merger Agreement"). Under the CSA, a retainer of $75,000 per month was paid to MCG Global for two months. Additionally, the Company issued to MCG Global, as a success fee under the CSA, a five-year warrant to purchase 2,000,000 shares of the Company's Common Stock. The success fee was earned as a result of MCG Global achieving a settlement of disputes with CEX under the CEX Merger Agreement and improving the Company's balance sheet. In the event the Company reports monthly net income before extraordinary items restructuring charges, minority interests and income taxes of 2% for any three consecutive month period between the execution of this agreement and the first anniversary of the expiration of this agreement, the Company will pay to MCG Global, as an additional success fee, a five-year warrant to purchase 2,000,000 shares of Common Stock.


Contract with MCG-USHP, LLC

     On September 10, 2001 the Company entered into a Contractor Services Agreement with MCG-USHP, LLC ("MCG") under which MCG would provide services in connection with Company's business, centralization of data platforms, cash and lock-box management and consolidation of back office functions (the "MCG-USHP CSA"). Under the MCG-USHP CSA, the Company has agreed to pay a retainer of $90,000 for three months fees, at a monthly charge of $30,000 a month. Additionally, Company has agreed to pay success fees as follows:

          (a) Upon the Company consolidating lock-boxes, printing outsourced invoices, and utilizing the data processing system for the automatic application of cash, the Company will make an additional incentive payment of $30,000 and issue a five year warrant to purchase up to 75,500 shares of the Company's Common Stock.

          (b) Upon the completion of the consolidation of invoicing, billing, IC commissions, and employee payroll, the Company will make an additional incentive payment of $30,000 and issue a five year warrant to purchase up to 150,000 shares of the Company's Common Stock.


Issuance of Series C Preferred

     On September 22, 2000, the Company completed a sale of shares of its Series C Preferred and warrants to purchase additional shares of Series C Preferred to THLPV under the terms of a Securities Purchase Agreement (the "Series C Agreement") that the Company entered into with THLPV as of September 1, 2000. Pursuant to the Series C Agreement, the Company sold 2,000,000 shares of its Series C Preferred to THLPV at a price of $6.00 per share for a total purchase price of $12,000,000. The Company also issued THLPV warrants to purchase a total of 825,484 additional shares of its Series C Preferred for a period of five years at an exercise price of $0.01 per share (the "Series C Warrants"). This investment was structured into two tranches. The first, in the amount of $5,000,000, was made on September 1, 2000, and the second, in the amount of $7,000,000, was completed on September 22, 2000. In exchange for the Series C Warrants, THLPV canceled the additional warrants which were previously issues to THLPV and the Series B Preferred Warrants, both as described below. The Additional Warrants were canceled on September 1, 2000. The Series B Preferred Warrants were canceled on September 22, 2000.

     The shares of Series C Preferred are convertible into shares of Common Stock (or shares or units of any security into which the Common Stock is changed) at an initial conversion rate of one share of Common Stock for each share of Series F Preferred, subject to adjustment to prevent dilution. The shares of Series C Preferred purchased pursuant to the Series C Agreement were initially convertible into 2,000,000 shares of Company Common Stock.

     The Company also entered into an Amended and Restated Registration Rights Agreement with THLPV dated as of September 1, 2000 (the "Amended Registration Agreement"). Pursuant to the Amended Registration Agreement, the previous registration rights agreement between the Company and two of THLPV dated May 31, 2000 was canceled. Under the Amended Registration Agreement, the holders of a majority of (a) the Common Stock issuable upon the conversion of any shares of Series B Preferred and/or Series C Preferred issued or issuable to THLPV pursuant to the Series B Securities Purchase Agreement or Series C Agreement (whether held by THLPV or any successors or assigns of THLPV) and (b) any other shares of the Common Stock held by the persons referred to in clause (a) may request up to three long-form registrations of the registrable securities. Each holder of registrable securities may request an unlimited number of short form registrations of its registrable securities. The registrable securities enjoy piggyback registration rights if the Company intends to register its other securities.

Issuance of Discounted Stock Options and Other Agreements to Certain Directors

     The Company entered into a Consulting Agreement dated November 6, 2001, with the Cohen Group, of which William S. Cohen, a director of the Company, is the Chairman of the Board and Chief Executive Officer. Pursuant to such Consulting Agreement, Mr. Cohen agreed to become a member of the Company's Board and the Cohen Group agreed to provide consulting services to the Company. In connection with his becoming a Director, Mr. Cohen was granted an option to purchase 750,000 shares of Common Stock, which grant is subject to the Company's shareholders approving amendments to the 2000 Stock Option Plan increasing the number of shares available for grant thereunder. The option has an exercise price which was 85% of the fair market value of the Company's Common Stock on the date of grant. The option vests (i) with respect to the first 250,000 shares, upon Mr. Cohen's appointment to the Board, (ii) with respect to the next 250,000 shares, upon the first anniversary of Mr. Cohen's appointment to the Board, assuming he has not resigned from the Board prior to the first anniversary, and (iii) with respect to the remaining 250,000 shares, upon the second anniversary of Mr. Cohen's appointment to the Board, assuming he has not resigned from the Board prior to the second anniversary. Pursuant to the Consulting Agreement, the Cohen Group will be paid a success fee in the form of warrants to purchase Common Stock for any revenue generated by the Cohen Group. Revenue shall be considered generated by the Cohen Group when (i) a contract is entered into between the Company and a customer introduced by the Cohen Group,
(ii) any current or former customer enters into a new contract with the Company because the efforts of the Cohen Group played a significant role in the decision, and (iii) any current customer amends its contract with the Company to increase the dollar value of such contract based upon the Cohen Group playing a significant role in the decision. The Cohen Group will be granted a warrant with an exercise price of 85% of the fair market value of the Company's Common Stock for the purchase of between 20,000 and 50,000 shares of Common Stock per $1,000,000 of revenue generated, depending on the level of revenue generated, up to a maximum of 2,500,000 shares. As an alternative to the above-described arrangement, the Company and the Cohen Group are in discussions about structuring the grants under the Plan in the form of restricted stock instead of stock options.

     The Company entered into a Consulting Agreement dated November 6, 2001, with Empower America, of which Jack Kemp, a director of the Company, is the Chairman of the Board and Chief Executive Officer. Pursuant to such Consulting Agreement, Mr. Kemp agreed to become a member of the Company's Board and Empower America agreed to provide consulting services to the Company. In connection with his becoming a Director, Mr. Kemp was granted an option to purchase 750,000 shares of Common Stock, which grant is subject to the Company's shareholders approving amendments to the 2000 Stock Option Plan increasing the number of shares available for grant thereunder. The option has an exercise price which was 85% of the fair market value of the Company's Common Stock on the date of grant. The option vests (i) with respect to the first 250,000 shares, upon Mr. Kemp's appointment to the Board, (ii) with respect to the next 250,000 shares, upon the first anniversary of Mr. Kemp's appointment to the Board, assuming he has not resigned from the Board prior to the first anniversary, and (iii) with respect to the remaining 250,000 shares, upon the second anniversary of Mr. Kemp's appointment to the Board, assuming he has not resigned from the Board prior to the second anniversary. Pursuant to the Consulting Agreement, Empower America will be paid a success fee in the form of warrants to purchase Common Stock for any revenue generated by Empower America. Revenue shall be considered generated by Empower America when (i) a contract is entered into between the Company and a customer introduced by Empower America, (ii) any current or former customer enters into a new contract with the Company because the efforts of Empower America played a significant role in the decision, and (iii) any current customer amends its contract with the Company to increase the dollar value of such contract based upon Empower America playing a significant role in the decision. Empower America will be granted a warrant with an exercise price of 85% of the fair market value of the Company's Common Stock for the purchase of between 20,000 and 50,000 shares of Common Stock per $1,000,000 of revenue generated, depending on the level of revenue generated, up to a maximum of 2,500,000 shares. As an alternative to the above-described arrangement, the Company and Empower America are in discussions about structuring the grants under the Plan in the form of restricted stock instead of stock options.

     In November 2001 the Company issued a stock option pursuant to its 2000 Stock Option Plan to Alex Paluch, a director of the Company, for the purchase of 300,000 shares of the Company's Common Stock at an exercise price which was 85% of the fair market value of the Company's Common Stock on the date of grant. Such option was granted to Mr. Paluch for his services as the head of the Company's Technology Committee, and is subject to the Company's shareholders approving amendments to the 2000 Stock Option Plan.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and the holders of 10% or more of the Company's stock to file with the Securities and Exchange Commission initial reports of changes in ownership of equity securities of the Company. Based on the Company's review of copies of such reports received by it, or written representations from reporting persons, the Company believes that during fiscal 2001, its directors and executive officers filed all reports on a timely basis except as follows: Initial Statements of Beneficial Ownership on Form 3 were not timely filed for Messrs. Wasik, Paluch, Hsieh and Brown. One transaction was reported late for each of Messrs. Wasik and Paluch.

                             SHAREHOLDER PROPOSALS

     If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the proxy materials for the 2002 Annual Meeting of Shareholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of United Shipping & Technology, Inc., at Four Paramount Plaza, 7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439, Attention: Wesley C. Fredenburg, no later than August 25, 2002. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a shareholder notifies the Company of his or her intent to present a proposal for consideration at the 2002 Annual Meeting of Shareholders after November 8, 2002, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in its proxy materials.


                              PROXY SOLICITATION

     The cost of soliciting these proxies, consisting of the printing, handling, and mailing of the proxy statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that there is a quorum present at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or in person. These persons will receive no extra compensation for their services.

                 ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB

     A copy of the 2001 Annual Report to Shareholders of the Company accompanies this proxy statement, which 2001 Annual Report includes a copy of the Company's Annual Report on Form 10-KSB for fiscal year 2001. The Company will furnish to any person whose proxy is being solicited any exhibit described in the exhibit list accompanying the 10-KSB, upon payment, in advance, of fees based upon the Company's reasonable expenses in furnishing such exhibit(s). The written request should be directed to Shareholder Relations, Attention: Wesley C. Fredenburg, at United Shipping & Technology, Inc., Four Paramount Plaza, 7803 Glenroy Road, Suite 200, Bloomington, Minnesota 55439. No part of the 2001 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.



                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Jeffry J. Parell
                                        Jeffry J. Parell
                                        Chief Executive Officer


Minneapolis, Minnesota
November 27, 2001

                                   EXHIBIT A

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of _____________, by and between UNITED SHIPPING & TECHNOLOGY, INC., a Utah corporation ("UST"), and Velocity Express Corporation, a Delaware corporation ("Velocity"). UST and Velocity are sometimes referred to as the "Constituent Corporations."

     WHEREAS, Velocity is a wholly-owned subsidiary of UST; and

     WHEREAS, the authorized capital stock of UST consists of one hundred fifty million (150,000,000) shares of Common Stock, par value $0.004 per share, fifty million (50,000,000) shares of Preferred Stock, par value $0.004 per share, and upon effectuation of the merger contemplated by this agreement, Velocity will have an identical capitalization; and

     WHEREAS, UST has outstanding: 17,146,399 shares of Common Stock ("Common Stock"), 2,806,797 shares of Series B Convertible Preferred Stock ("Series B Preferred"), 2,000,000 shares of Series C Convertible Preferred Stock ("Series C Preferred"), 1,894,873 shares of Series D Convertible Preferred Stock ("Series D Preferred") and 641,412 shares of Series F Convertible Preferred Stock ("Series F Preferred"), collectively referred to as the "UST Preferred," and

     WHEREAS, the directors of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations and their respective shareholders that UST merge with and into Velocity upon the terms and conditions herein provided.


     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that UST shall merge into Velocity on the following terms, conditions and other provisions:

I.   TERMS AND CONDITIONS.

     1.1 MERGER. UST shall be merged with and into Velocity (the "Merger"), and Velocity shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") effective upon the date when this Merger Agreement or a Certificate of Merger is filed with the Secretary of State of the State of Delaware (the "Effective Date").


     1.2 SUCCESSION. On the Effective Date, Velocity shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of UST, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.3 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

      1.4 COMMON STOCK OF UST AND VELOCITY. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of UST issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Velocity at a ratio of 1 to 1, (ii) each share of Series B Preferred, Series C Preferred, Series D Preferred and Series F Preferred of UST issued and outstanding immediately prior thereto shall be converted into substantially identical shares and series of Velocity preferred stock at a ratio of 1 to 1, and (iii) each share of Common Stock of Velocity issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.


      1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of UST Common Stock or of the UST Preferred shall be deemed for all purposes to evidence ownership of and to represent the shares of Velocity into which the shares of UST represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Velocity evidenced by such outstanding certificate as above provided.

      1.6 OPTIONS AND WARRANTS. On the Effective Date, the Surviving Corporation will assume and continue UST's 1996 Director Stock Option Plan, 1995 Stock Option Plan and 2000 Stock Option Plan, and the outstanding and unexercised portions of all options to purchase Common Stock of UST, including without limitation all options outstanding under such stock plan and any other outstanding options, shall be converted into options of Velocity, such that an option for shares of UST shall be converted into an option for shares of Velocity at a ratio of 1 to 1. No other changes in the terms and conditions of such options will occur. On the Effective Date, Velocity will assume all warrants to purchase Common Stock of UST, which warrants shall be converted into identical obligations of Velocity and so noted on the books and records of Velocity, and Velocity hereby assumes the obligations of UST pursuant to such warrants. Effective on the Effective Date, Velocity hereby assumes the outstanding and unexercised portions of such options and the obligations of UST with respect thereto.

II.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

      2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Velocity in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

      2.2 DIRECTORS. The directors of UST immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

      2.3 OFFICERS. The officers of UST immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

III.  MISCELLANEOUS.

      3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of UST such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of UST and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of UST or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 AMENDMENT. At any time before or after approval by the shareholders of UST, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of UST, the principal terms may not be amended without the further approval of the shareholders of UST) as may be determined in the judgment of the respective Board of Directors of UST and Velocity to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):
(a) the Merger shall have been approved by the shareholders of UST in accordance with applicable provisions of the Business Corporations Act of the State of Utah; and (b) UST, as sole stockholder of Velocity, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of UST to be material to consummation of the Merger shall have been obtained.

     3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either UST or Velocity or both, notwithstanding the approval of this Merger Agreement by the shareholders of UST or Velocity, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of UST and Velocity, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that UST shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto. In addition, the Board of Directors of UST may elect to abandon the Merger if shareholders of UST holding more than one percent of the issued and outstanding Common Stock or more than one percent of any series of the issued and outstanding Preferred Stock of UST dissent and seek appraisal rights.

     3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the respective Boards of Directors of UST and Velocity, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

UNITED SHIPPING & TECHNOLOGY, INC.             VELOCITY EXPRESS CORPORATION

A Utah corporation                             A Delaware corporation

By ____________________________________        By ______________________________
Name: Jeffry J. Parell                         Name: Jeffry J. Parell
Title: Chief Executive Officer                 Title: Chief Executive Officer

ATTEST:                                        ATTEST:
_______________________________________        _________________________________
Name: Wesley C. Fredenburg                     Wesley C. Fredenburg
Title: Secretary                               Title: Secretary

                                   EXHIBIT B

                         CERTIFICATE OF INCORPORATION
                                      OF
                         VELOCITY EXPRESS CORPORATION

                                   ARTICLE I

     The name of this corporation is Velocity Express Corporation.

                                  ARTICLE II

     The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ("GCL").

                                  ARTICLE IV

A.   Authorized Capital Stock.

     This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this Corporation is authorized to issue is Two Hundred Million (200,000,000) shares. Of such shares, One Hundred Fifty Million (150,000,000) shall be Common Stock, par value $.004 per share and Fifty Million (50,000,000) shall be Preferred Stock, par value $.004 per share. The voting powers, designations, preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the Common Stock and the Preferred Stock are as set forth in this Article IV.

B.   Common Stock.

     Section 1. The Common Stock shall be subject to the express terms of any series of Preferred Stock set forth herein or as set forth in the Preferred Stock Designation (as defined below in Section 4.5 of this Article 4) relating thereto. Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters on which stockholders of the Corporation are generally entitled to vote. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.

     Section 2. No holder of shares of capital stock of the Corporation shall have any cumulative voting rights.

     Section 3. No holder of shares of any class of capital stock of the Corporation shall be entitled as such, as a matter of right hereunder, to subscribe for, purchase or receive any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

C.   Preferred Stock.

     Section 1. The Board of Directors of the Corporation is hereby expressly authorized to create and provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the GCL

(hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including, but not limited to, the following:

     (A) the designation of and the number of shares constituting such series, which number the Board of Directors may thereafter (except as otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares of such series then outstanding or reserved for issuance);

     (B) the dividend rate for the payment of dividends on such series, if any, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of or any other series of capital stock, the conditions and dates upon which such dividends, if any, shall be payable, and whether such dividends, if any, shall be cumulative or non-cumulative;

     (C) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

     (D) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

     (E) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of, any other series of any class or classes of capital stock of, or any other security of, the Corporation or any other corporation, and, if provision be made for such conversion or exchange, the times, prices, rates, adjustments and any other terms and conditions of the such conversion or exchange;

     (F) the extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise;

     (G) the restrictions, if any, on the issue or reissue of shares of the same series or of any other class or series;

     (H) the amounts payable on and the preferences, if any, of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

     (I)  any other relative rights, preferences and limitations of that series.

     Section 2. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or series thereof ("Protective Provisions"), but notwithstanding any other rights of the Preferred
  ---------------------
Stock or any series thereof, the rights, powers, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with or senior to any of those of any present or future class or series of Preferred Stock or Common Stock.

     Section 3. Subject to compliance with applicable protective provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series (other than the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series F Preferred Stock), prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

D.  Convertible Preferred Stock Designations.
    -----------------------------------------

    Section 1.  Designation and Amount.  The number of authorized shares of
                ----------------------
Preferred Stock of the following series shall be:

    (i) 10,000,000 shares of Series B Preferred Stock, par value $.004 per share (the "Series B Preferred Stock");
                ------------------------

    (ii) 5,000,000 shares of Series C Preferred Stock, par value $.004 per share (the "Series C Preferred Stock");
                ------------------------

    (iii) 3,000,000 shares of Series D Preferred Stock, par value $.004 per share (the "Series D Preferred Stock"); and
                ------------------------

    (iv) 1,200,000 shares of Series F Preferred Stock, par value $.004 per share (the "Series F Preferred Stock".
                ------------------------

    Together, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock shall constitute the "Initially Designated Preferred Stock".
     ------------------------------------

    The Initially Designated Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank senior to the Common Stock and to each other series or class of capital stock of the Corporation now, or hereafter established, which is not, by its terms, senior or pari passu to the Initially Designated Preferred Stock (collectively, the "Junior Securities"). The definition of Junior Securities
                        -----------------
    shall also include any rights or options exercisable for or convertible into any of the Junior Securities. Each series of the Initially Designated Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution, and winding up (except for those liquidation preferences set forth in Section 3), rank pari passu with each other series of the Initially Designated Preferred Stock.

    Section 2.  Dividends.  In the event that the Corporation declares or pays
                ---------
any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of shares of the Preferred Stock which are convertible into shares of Common Stock had all such shares of the outstanding Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

    Section 3.  Liquidation Preference.  Upon liquidation, dissolution and
                ----------------------
winding up of the Corporation (whether voluntary or involuntary) (a "Liquidation
                                                                     -----------
Event"), the Corporation shall pay to the holders of the Preferred Stock (unless
-----
otherwise provided for in the resolution or resolutions creating such stock) the aggregate Liquidation Value attributable to such shares (each, a "Share") plus
                                                                  -----
any unpaid dividends thereon. If upon any such Liquidation Event, the Corporation's assets to be distributed among the holders of the Junior Securities, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 3, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata to the holders of Series D Preferred Stock and Series F Preferred Stock in an amount up to the Liquidation Value (plus any unpaid dividends thereon); thereafter, if any of the Corporation's assets remain that have not been distributed to the holders of Series D Preferred Stock and Series F Preferred Stock, such remaining assets shall be distributed pro rata among the holders of Series B Preferred Stock and Series C Preferred Stock based upon the aggregate Liquidation Value (plus any unpaid dividends thereon) attributable to each such holder; thereafter, if any of the Corporation's assets remain that have not been distributed, such remaining assets shall be distributed pro rata among the holders of the Junior Securities based upon the aggregate Liquidation Value (plus any unpaid dividends thereon) attributable to each such holder. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such Liquidation Event to each record holder of Series D Preferred Stock and Series F Preferred Stock, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of

Common Stock in connection with such Liquidation Event. A Change of Control shall not be deemed a Liquidation Event for purposes of this Section 3.

     Section 4.  Redemptions.
                 -----------

             4A.    Mandatory Redemption.  For Series B Preferred Stock, Series
                    --------------------
     C Preferred Stock, and Series D Preferred Stock (together, the "Mandatory
                                                                     ---------
     Redemption Stock"), subject to the provisions of this Section 4, on:
     ----------------

             (i)    May 31, 2006 for Series B Preferred Stock;

             (ii)   August 31, 2006 for Series C Preferred Stock; and

             (iii)  March 1, 2007 for Series D Preferred Stock;

     (each of the above dates is a "Redemption Date"), the Corporation will be
                                    ---------------
required to redeem each outstanding Share of the appropriate series of Mandatory Redemption Stock at a price equal to the Liquidation Value per such Share.

             4B.    Redemption Payments.  For each Share which is to be redeemed
                    -------------------
     hereunder, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in cash immediately available funds equal to the Liquidation Value of such Share (plus all unpaid dividends thereon) (the "Redemption Price"). If the
                                                     ----------------
     funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to pay the Redemption Price for the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares pro rata among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares held by each such holder (plus an amount equal to all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to pay the balance of the cash portion of the Redemption Price for the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

          4C.  Notice of Redemption.  Each holder of affected Mandatory
               --------------------
     Redemption Stock shall give written notice of its election to exercise its redemption rights under Section 4A above to the Corporation not more than thirty (30) nor less than ten (10) days prior to the date on which such redemption is to be made. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed Shares.

          4D.  Dividends After Redemption Date.  No Share shall be entitled to
               -------------------------------
     any dividends declared after the date on which the Redemption Price of such Share is paid to the holder of such Share. On such date, all rights of the holder of such Share shall cease, and such Share shall no longer be deemed to be issued and outstanding.

          4E.  Reacquired Shares.  Any Shares which are redeemed or otherwise
               -----------------
     acquired by the Corporation shall be canceled and retired and resume the status of authorized but unissued shares of Preferred Stock and shall not be reissued, sold or transferred.

          4F.  Change of Control.
               -----------------

               (i) Promptly after the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the
                                        ----------------------
     Corporation shall commence (or cause to be commenced) an offer to purchase all outstanding shares of Initially Designated Preferred Stock pursuant to the terms described in Section 4F(iv) (the "Change of Control Offer") at a
                                                 -----------------------
     purchase price equal to the Liquidation Value for each Share (plus any unpaid dividends thereon) (the "Change of Control Amount")
                                     ------------------------
     on the Change of Control Payment Date, and shall purchase (or cause the purchase of) any Shares of Initially Designated Preferred Stock tendered in the Change of Control Offer pursuant to the terms hereof.

               (ii) At the option of each holder of Initially Designated Preferred Stock, the Change of Control Amount payable to such holder shall be payable (i) in cash, (ii) in a number of shares of Common Stock (or the securities of the entity into which the Common Stock became converted or was exchanged in connection with the Change of Control) determined by dividing the portion of the Change of Control Amount that would otherwise be paid in cash (and which the holder has elected to receive in shares) by the Conversion Price in effect as of the date on which the Change of Control occurred (which will determine the number of shares of the Corporation that the holder would receive, which shall then be used to determine the number of shares of the successor entity, if applicable, that the holder is entitled to receive), or (iii) in a combination of cash and such shares.

               (iii) If a holder elects to receive the Change of Control Amount in cash, prior to the mailing of the notice referred to in Section 4F(iv), but in any event within 20 days following the date on which a Change of Control has occurred, the Corporation shall (A) promptly determine if the purchase of the Initially Designated Preferred Stock for cash would violate or constitute a default under the Indebtedness of the Corporation and (B) either shall repay to the extent necessary all such Indebtedness of the Corporation that would prohibit the repurchase of the Initially Designated Preferred Stock pursuant to a Change of Control Offer or obtain any requisite consents or approvals under instruments governing any Indebtedness of the Corporation to permit the repurchase of the Initially Designated Preferred Stock for cash. The Corporation shall first comply with this Section 4F(iii) before it shall repurchase for cash any Initially Designated Preferred Stock pursuant to this Section 4F.

               (iv) Within 20 days following the date on which a Change in Control has occurred, the Corporation shall send, by first-class mail, postage prepaid, a notice (a "Change of Control Notice") to each holder of
                                   ------------------------
     Initially Designated Preferred Stock. If applicable, such notice shall contain all instructions and materials necessary to enable such holders to tender Initially Designated Preferred Stock pursuant to the Change of Control Offer. Such notice shall state:

                      (A) that a Change of Control has occurred, that a Change of Control Offer is being made pursuant to this Section 4F and that all Initially Designated Preferred Stock validly tendered and not withdrawn will be accepted for payment;

                      (B) the purchase price (including the amount of accrued dividends, if any) and the purchase date (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");
                                      ------------------------------

                      (C) that holders electing to have any Share purchased pursuant to a Change of Control Offer will be required to surrender stock certificates representing such Shares, properly endorsed for transfer, at the address specified in the notice prior to the close of business on the business day prior to the Change of Control Payment Date;

                      (D) that holders will be entitled to withdraw their election if the Corporation receives, not later than five business days prior to the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the holder, the number of shares of Initially Designated Preferred Stock the holder delivered for purchase and a statement that such holder is withdrawing its election to have such Shares purchased;

                      (E) that holders who tender only a portion of the Shares represented by a certificate delivered will, upon purchase of the Shares tendered, be issued a new certificate representing the unpurchased Shares; and

                      (F) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control).

                  (v) The Corporation will comply with any tender offer rules under the Exchange Act which may then be applicable in connection with any offer made by the Corporation to repurchase the Shares as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with provisions hereof, the Corporation shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligation hereunder by virtue thereof.

                  (vi) On the Change of Control Payment Date, the Corporation shall (A) accept for payment the Shares validly tendered pursuant to the Change of Control Offer, (B) pay to the holders of Shares so accepted the purchase price therefor, at the option of each such holder, in cash or Common Stock (or the securities of the entity into which the Common Stock became converted in connection with the Change of Control) as provided in
     Section 4F(ii) above and (C) cancel each surrendered certificate and retire the shares represented thereby. Unless the Corporation defaults in the payment for the Shares tendered pursuant to the Change of Control Offer, all rights of holders of such tendered shares will terminate, except for the right to receive payment therefor on the Change of Control Payment Date.

                  (vii) To accept the Change of Control Offer, the holder of a Share shall deliver, prior to the close of business on the business day prior to the Change of Control Payment Date, written notice to the Corporation (or an agent designated by the Corporation for such purpose) of such holder's acceptance, together with certificates evidencing the Shares with respect to which the Change of Control Offer is being accepted, duly endorsed for transfer.

     Section 5. Voting Rights.
                -------------

              5A.  Election of Directors.  In the election of directors of the
                   ---------------------
     Corporation, the holders of the Series B Preferred Stock, voting separately as a single class to the exclusion of all other classes or series of the Corporation's capital stock and with each share of Series B Preferred Stock entitled to one vote, shall be entitled to elect one (1) director to serve on the Corporation's Board of Directors until his successor is duly elected by the holders of the Series B Preferred Stock or he or she is removed from office by the holders of the Series B Preferred Stock or the shareholders for cause in the manner provided by law. If the holders of the Series B Preferred Stock for any reason fail to elect anyone to fill any such directorship, such position shall remain vacant until such time as the holders of the Series B Preferred Stock elect a director to fill such position and shall not be filled by resolution or vote of the Corporation's Board of Directors or the Corporation's other stockholders. For so long as 20% of the Series B Preferred Stock originally issued by UST and assumed by the Corporation remains outstanding the Corporation's Board of Directors shall not consist of more than nine (9) directors without the prior written approval of the holders of two-thirds of the outstanding shares of the Series B Preferred Stock. For so long as the holders of Series B Preferred Stock are entitled to elect a director, the director so elected shall be appointed to each committee of the Corporation's Board of Directors, including, without limitation, the Corporation's Compensation Committee. The rights of the holders of the Series B Preferred Stock set forth in the first and fourth sentences of this Section 5A shall terminate upon the Purchasers ceasing to own beneficially and of record, at least 5% of the Common Stock Deemed Outstanding (excluding for purposes of this calculation any issuances by the Corporation of Common Stock, Options or Convertible Securities after May 31, 2000 other than pursuant to the Preferred Warrant and the Stock Option Plan).

              5B.  Other Voting Rights.  The holders of the Initially Designated
                   -------------------
     Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation's Bylaws, and except as otherwise required by applicable law, the holders of the Initially Designated Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock voting together as a single class with each share of Common Stock entitled to one vote per share and each Share of Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

              5C.  Covenants.  For purposes of the following, all Initially
                   ---------
     Designated Preferred Stock is entitled to vote as a class for purposes of subparagraphs (i)-(iii), only Series D Preferred Stock and Series F

     Preferred Stock is entitled to vote as a class for purposes of subparagraph
     (iv), only Series B Preferred Stock and Series C Preferred Stock is entitled to vote as a class for subparagraphs (v)-(x), and only Series B Preferred Stock is entitled to vote as a class for purposes of subparagraph
     (xi). So long as 20% of the relevant series of Initially Designated Preferred Stock originally issued by UST pursuant to the Purchase Agreements and assumed by the Corporation (excluding any Series B Preferred Stock issued upon exercise of the Preferred Warrants) remains outstanding, the affirmative vote of the holders of two-thirds of each of the then outstanding series of Initially Designated Preferred Stock, each voting together as a separate class or series, shall be necessary for the Corporation to:

               (i) alter or change the preferences, rights or powers of the relevant series of Preferred Stock (only the series directly affected is entitled to vote as a class under this provision);

               (ii) increase or decrease the authorized number of shares of the relevant series of Initially Designated Preferred Stock (only the affected series is entitled to vote as a class (or classes) under this provision);

               (iii) directly or indirectly declare or pay any dividends or make any distributions upon, or repurchase or redeem, any of its capital stock or other equity securities (or any securities directly or indirectly convertible into or exercisable or exchangeable for equity securities), other than (i) with respect to the Series B Preferred Stock (Series C Preferred Stock's class voting rights are not so suspended, however), Series C Preferred Voting Stock (Series B Preferred Stock's class voting rights are not so suspended, however), and Series D Preferred Stock and Series F Preferred Stock (Series B Preferred Stock's and Series C Preferred Stock's class voting rights are not so suspended, however), (ii) the repurchase of Options (or Common Stock issued upon exercise thereof) issued pursuant to the Stock Option Plans in accordance with their respective terms, (iii) the mandatory repurchase of the Bayview Warrant (or Common Stock issued upon exercise thereof) pursuant to Section 9 thereof as in effect on the Bayview Date;

               (iv) issue any additional Series D Preferred Stock or Series F Preferred Stock or create, authorize or issue any capital stock that ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise) to the Series D Preferred Stock or Series F Preferred Stock (only Series D Preferred Stock and Series F Preferred Stock are entitled to vote as classes under this provision);

               (v) amend, alter, repeal or waive any provision of the Corporation's Certificate of Incorporation (including any certificate of amendment and whether by amendment, merger or otherwise) or the Bylaws (only Series B Preferred Stock and Series C Preferred Stock are entitled to vote as classes under this provision);

               (vi) issue any additional Series B Preferred Stock (other than in connection with the exercise of the Warrants) or Series C Preferred Stock or create, authorize or issue any capital stock that ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise) to or pari passu with the Series B Preferred Stock or Series C Preferred Stock (only Series B Preferred Stock and Series C Preferred Stock are entitled to vote as classes under this provision);

               (vii)  merge or consolidate with any person or entity; provided,
                                                                      --------
     that directly or indirectly wholly owned Subsidiaries of the Corporation may merge with and into the Corporation (only Series B Preferred Stock and Series C Preferred Stock are entitled to vote as classes under this provision);

               (viii) sell, lease or otherwise dispose of any assets of the Corporation and its Subsidiaries outside of the ordinary course of business, consistent with past custom and practice, except for the sale or disposition of all or substantially all of the assets and/or capital stock of any of Midnite Express International Courier, Inc., a California corporation, Midnite Express International Couriers, Limited, a company organized under the laws of England and Wales, and Midnite Express International (AUS) Pty Ltd., an Australian corporation (for these entities, Series C Preferred Stock's class voting rights are not so suspended, however) or Tricor America, Inc. (for this entity, Series B Preferred Stock's class voting rights are not so suspended, however), on terms and conditions approved by the Corporation's Board of Directors (only Series B Preferred Stock and Series C Preferred Stock are entitled to vote as classes under this provision);

                   (ix) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes) (only Series B Preferred Stock and Series C Preferred Stock are entitled to vote as classes under this provision);

                   (x) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Liens on all or substantially all of the assets of the Corporation and its Subsidiaries with respect to any Indebtedness which is in excess of $5,000,000 in the aggregate (other than such Liens existing as of May 31, 2000 for Series B Preferred Stock class voting and August 31, 2000 for Series C Preferred Stock class voting) ("Existing Liens") and Liens securing Indebtedness
                           --------------
     which refinances, replaces or amends the Indebtedness secured by such Existing Liens (provided that such Liens shall not extend to property other than property subject to such Existing Liens) (only Series B Preferred Stock and Series C Preferred Stock are entitled to vote as classes under this provision); and

                   (xi) other with respect to the Permitted Issuances, authorize the issuance of any Common Stock or Convertible Securities at a price below Market Price; provided, that in the event that the Corporation
                               --------
     receives stockholders' approval pursuant to Section 5.07 of the Purchase Agreement (for Series B Preferred Stock), this clause (vi) shall automatically terminate and be of no further force and effect (only Series B Preferred Stock is entitled to vote as a class under this provision).

     Section 6. Conversion.
                ----------

             6A.   Conversion Procedure.
                   --------------------

                   (i) Subject to the terms of this Section 6, at any time and from time to time, any holder of Preferred Stock may convert all or any portion of the Preferred Stock (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by:

             (i)   $9.00 for Series B Preferred Stock;

             (ii)  $6.00 for Series C Preferred Stock;

             (iii) $8.00 for Series D Preferred Stock; and

             (iv)  $11.00 for Series F Preferred Stock;

         and dividing the result by the Conversion Price then in effect.

                   (ii) Except as otherwise provided herein, each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

                   (iii) The conversion rights of any Share subject to redemption hereunder shall terminate on the Redemption Date for such Share unless the Corporation has failed to pay to the holder thereof the Redemption Price for such Share.

                   (iv) Notwithstanding any other provision hereof, if a conversion of Preferred Stock is to be made in connection with a transaction affecting the Corporation, the conversion of any Shares of Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                   (v) As soon as possible after a conversion has been effected (but in any event within three (3) Business Days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

                          (A) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                          (B)  payment of any amount payable under subparagraph
     (x) below with respect to such conversion; and

                          (C) a certificate representing any Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                   (vi) The issuance of certificates representing shares of Conversion Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                   (vii) The Corporation shall not close its books against the transfer of Preferred Stock or of Conversion Stock issued or issuable upon conversion of Preferred Stock in any manner which interferes with the timely conversion of Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

                   (viii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Preferred Stock. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Preferred Stock.

                   (ix) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                   (x) If the shares of Conversion Stock issuable by reason of conversion of Preferred Stock are convertible into or exchangeable for any other stock or securities of the Corporation, the

     Corporation shall, at the converting holder's option, upon surrender of the Shares to be converted by such holder as provided herein together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

          6B.  Conversion Price.
               ----------------

               (i) In order to prevent dilution of the conversion rights granted under this Section 6, the Conversion Price of each class of Preferred Stock shall be subject to adjustment from time to time pursuant to this Section 6B.

               (ii) If and whenever after the original date of issuance of the relevant class of Preferred Stock, the Corporation issues or sells, or in accordance with Section 6C is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price of the Common Stock determined as of the date of such issue or sale, then immediately upon such issue or sale, the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Stock determined as of the date of such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

               (iii) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to the following (collectively referred to herein as the "Permitted Issuances"):
                                              -------------------

                     (A) the issuance or granting of Common Stock, Options or Convertible Securities to employees, officers, consultants and directors of the Corporation and its Subsidiaries or the exercise thereof pursuant to the Stock Option Plans;

                     (B) the issuance or granting of Options for up to 75,000 shares of Common Stock (as adjusted for any stock splits, reverse stock splits, share combinations, stock dividends or similar reclassifications) to employees and consultants of the Corporation outside of the Stock Option Plans;

                     (C) for purposes of Series B Preferred Stock Conversion Price adjustment only, the issuance of Series B Preferred Stock upon exercise of the Preferred Warrants;

                     (D) the issuance of Common Stock upon exercise of the Warrant To Purchase Common Stock of UST, dated as of September 24, 1999, issued to Bayview Capital Partners L.P. (the "Bayview Warrant");
                                                   ---------------

                     (E) the issuance of Common Stock upon conversion of the Convertible Subordinated Note, dated as of September 24, 1999, issued by UST to CEX Holdings, Inc. (the "CEX Convertible Note");
                                     --------------------

                     (F) the issuance of shares of Common Stock to Jack D. Ashabranner II (or a trust solely for his benefit) in respect of a court-approved settlement of his claim against Corporate Express Delivery Systems, Inc., solely to meet any shortfall in the market value between the 600,000 shares of Common Stock that have been issued for the benefit of Mr. Ashabranner in respect of such settlement and the sum of $550,000, pursuant to the terms of such settlement; and

                     (G) the issuance of Common Stock upon exercise of the Common Warrants;

                     (H) for Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock Conversion Price adjustment only, the issuance of Series D Preferred Stock upon exercise of the Bridge Warrant or upon conversion of the Bridge Note;

                     (I) for Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock Conversion Price adjustment only, the issuance of Series C Preferred Stock upon exercise of the Series C Warrants; and

                     (J) for Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock Conversion Price adjustment only, the issuance of Common Stock upon conversion of the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock.

          6C.  Effect on Conversion Price of Certain Events.  For purposes of
               --------------------------------------------
     determining the adjusted Conversion Price under paragraph 6B, the following shall be applicable:

               (i)   Issuance of Rights or Options.  If the Corporation in any
                     -----------------------------
     manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Market Price of the Common Stock determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (ii)  Issuance of Convertible Securities.  If the Corporation in
                     ----------------------------------
     any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Market Price of the Common Stock determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 6, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               (iii)  Change in Option Price or Conversion Rate.  If the
                      -----------------------------------------
     purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of Section 6C, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Preferred Stock with a Conversion Price to be adjusted are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided, that (A) no such change shall at any time cause the Conversion Price hereunder to be increased, and
     (B) no adjustment to the Conversion Price pursuant to this clause (iii) shall be made as a result of any adjustment to the exercise and/or conversion price with respect to the Bayview Warrant, the CEX Convertible Note, the Common Warrants, the Preferred Warrants (with respect only to Series B Preferred Stock), and with respect to the Series D Preferred Stock and Series F Preferred Stock only, the Series B Preferred Stock, the Series C Preferred Stock, the Series C Warrants, the conversion of the Bridge Note, and the exercise of the Bridge Note Warrants, pursuant to and in accordance with the antidilution protection provisions of such securities as in effect on:

          (i)    May 31, 2000 for Series B Preferred Stock;

          (ii)   August 31, 2000 for Series C Preferred Stock;

          (iii)  February 16, 2001 for Series D Preferred Stock; and

          (iv)   July 12, 2001 for Series F Preferred Stock.

               (iv)  Treatment of Expired Options and Unexercised Convertible
                     --------------------------------------------------------
     Securities.  Upon the expiration of any Option or the termination of any
     ----------
     right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of Section 6C, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Preferred Stock with Conversion Price subject to adjustment shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Preferred Stock with Conversion Price subject to adjustment.

               (v)   Calculation of Consideration Received.  If any Common
                     -------------------------------------
     Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor. If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of at least two-thirds of the each then outstanding class of Preferred Stock voting as individual classes. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock voting as individual classes. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

               (vi)  Integrated Transactions.  In case any Option (with respect
                     -----------------------
     to Series B Preferred Stock only, other than the Common Warrants and the Preferred Warrants) is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

               (vii)  Treasury Shares.  The number of shares of Common Stock
                      ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

               (viii) Record Date.  If the Corporation takes a record of the
                      -----------
     holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          6D.  Subdivision or Combination of Common Stock.  If the Corporation
               ------------------------------------------
     at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          6E.  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
     Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an "Organic Change". Subject to Section 4F, prior to the consummation of any
      --------------
     Organic Change, the Corporation shall make appropriate provisions to insure that each of the holders of Initially Designated Preferred Stock shall thereafter have the right to acquire and receive, in lieu of the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Initially Designated Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Initially Designated Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions to insure that the provisions of this Section 6 and Section 7 below shall thereafter be applicable to the Initially Designated Preferred Stock. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          6F.  Certain Events.  If any event occurs of the type contemplated by
               --------------
     the provisions of this Section 6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Preferred Stock; provided, that no such adjustment shall
                                        --------
     increase the Conversion Price or decrease the number of shares of Conversion Stock issuable upon conversion of each Share of Preferred Stock as otherwise determined pursuant to this Section 6.

          6G.  Notices.
               -------

               (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all affected holders of Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Corporation shall give written notice to all holders of Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

               (iii) The Corporation shall also give written notice to the holders of Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

     Section 7.  Purchase Rights.  If at any time the Corporation grants, issues
                 ---------------
or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Initially
                            ---------------
Designated Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Initially Designated Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     Section 8.  Registration of Transfer.  The Corporation shall keep at its
                 ------------------------
principal office a register for the registration of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

     Section 9.  Replacement.  Upon receipt of evidence reasonably satisfactory
                 -----------
to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     Section 10. Definitions for Purposes of Article IV, Paragraph D.
                 ---------------------------------------------------

For the purposes of this Section D of Article IV, the following definitions shall apply.

          "Affiliate" of any Person means any other Person directly or
           ---------
     indirectly controlling, controlled by or under common control with such Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through ownership of voting securities, contract or otherwise.

          "Bayview Date" means:

          (i)    May 31, 2000 for Series B Preferred Stock;

          (ii)   August 21, 2000 for Series C Preferred Stock;

          (iii)  February 1, 2001 for Series D Preferred Stock; and

               (iv)   February 1, 2001 for Series F Preferred Stock.

          "Bayview Warrant" has the meaning set forth in Section 6B(iii).
           ---------------

          "Bridge Note" means the Convertible Bridge Notes issued to TH Li
           -----------
     pursuant to certain Bridge Loan Agreements by and between UST and TH Li dated January 4, 2001 and January 31, 2001.

          "Bridge Warrant" means a warrant to purchase Series D Preferred Stock
           --------------
     issued by UST to TH Li pursuant to a certain Bridge Loan Agreement by and between UST and TH Li dated January 4, 2001.

          "CEX Convertible Note" has the meaning set forth in Section
           --------------------
     6B(iii)(E).

          "Change of Control" means: (i) the sale, lease, transfer, conveyance
           -----------------
     or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all the assets of the Corporation and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the consummation of any transaction (including any merger or consolidation) the result of which is that any "person" becomes the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act except that a person will be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the Voting Securities of the Corporation, or (iii) the first day on which a majority of the members of the board of directors are not Continuing Directors, provided that a Change of Control shall not be deemed to occur with respect to any change to the Board of Directors as a result of the resignation or retirement of any Director in the ordinary course of business and such Director's seat on the Board of Directors is filled by a person appointed by the same stockholders or group of stockholders that appointed the resigning or retiring Director. "Change in Control" for purposes of Series D Preferred Stock and Series F Preferred Stock does not include any transaction between the Corporation and the Purchasers or TH Li.

          "Change of Control Amount" has the meaning set forth in Section 4F(i).
           ------------------------

          "Change of Control Date" has the meaning set forth in Section 4F(i).
           ----------------------

          "Change of Control Notice" has the meaning set forth in Section
           ------------------------
     4F(iv).

          "Change of Control Offer" has the meaning set forth in Section 4F(i).
           -----------------------

          "Change of Control Payment Date" has the meaning set forth in Section
           ------------------------------
     4F(iv)(B).

          "Common Stock" means, collectively, the Corporation's common stock,
           ------------
     par value $0.004 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

          "Common Stock Deemed Outstanding" means, at any given time, the number
           -------------------------------
     of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 6C(i) and 6C(ii) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

          "Common Warrants" means, collectively, the "Common Warrants" as
           ---------------
     defined in, and issued pursuant to, the Series B Purchase Agreement, and any warrants issued in exchange, substitution or replacement therefor.

          "Continuing Directors" means individuals who constituted the Board of
           --------------------
     Directors of United Shipping and Technology, Inc., a Utah corporation, on February 28, 2001; provided, that any individual becoming a director during
                        --------
     any year shall be considered to be an Continuing Director if such individual's election, appointment or nomination was recommended or approved by at least two-thirds of the other Continuing Directors continuing in office following such election, appointment or nomination present, in person or by telephone, at any meeting of the Board of Directors of the Corporation, after the giving of a sufficient notice to each Continuing Director so as to provide a reasonable opportunity for such Continuing Directors to be present at such meeting.

          "Conversion Price" means the initial conversion price of the Initially
           ----------------
     Designated Preferred Stock, as follows:

          (i)    $9.00 for Series B Preferred Stock;

          (ii)   $6.00 for Series C Preferred Stock;

          (iii)  $.80 for Series D Preferred Stock; and

          (iv)   $.55 for Series F Preferred Stock.

          The Conversion Price is subject to adjustment from time to time as set forth in Section 6.

          "Conversion Stock" means shares of the Corporation's Common Stock;
           ----------------
     provided, that if there is a change such that the securities issuable upon
     --------
     conversion of the Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Convertible Securities" means any stock or securities directly or
           ----------------------
     indirectly convertible into or exchangeable for Common Stock.

          "Corporation" means Velocity Express Corporation, a Delaware
           -----------
     corporation, or, where applicable (for example, in connection with agreements dated prior to the date of incorporation of the Corporation under the GCL), UST. Where applicable, reference to certain agreements of the Corporation entered into prior to its incorporation under the GCL refer to those as assumed by the surviving entity as a matter of law under the expected merger between the Corporation and UST.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Existing Liens" has the meaning set forth in Section 5C(x).
           --------------

          "Indebtedness" means at a particular time, without duplication, (a)
           ------------
     any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money, (b) any indebtedness or other liability evidenced by any note, bond, debenture or other debt security,
     (c) any indebtedness for the deferred purchase price of property or services with respect to which a Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business which are not more than ninety (90) days past due), (d) any commitment by which a Person assures a creditor against loss (including, without limitation, contingent reimbursement obligations with respect to letters of credit),
     (e) any indebtedness or other liability guaranteed in any manner by a Person (including, without limitation, guarantees in the form of an agreement to repurchase or reimburse), (f) any obligations under capitalized leases with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, and (g) any indebtedness or other liability secured by a Lien on a Person's assets.

          "Initially Designated Preferred Stock" means the Series B Preferred
           ------------------------------------
     Stock, Series C Preferred Stock, Series D Preferred Stock, and Series F Preferred Stock.

          "Junior Securities" has the meaning set forth in Section 1.
           -----------------

          "Lien" means any lien, mortgage, pledge, security interest,
           ----
     restriction, charge or other encumbrance.

          "Liquidation Event" has the meaning set forth in Section 3.
           -----------------

          "Liquidation Value" of any Share as of any particular date shall be
           -----------------
     equal to:

          (i)    $9.00 for Series B Preferred Stock;

          (ii)   $6.00 for Series C Preferred Stock;

          (iii)  $8.00 for Series D Preferred Stock; and

          (iv)   $11.00 for Series F Preferred Stock.

          "Mandatory Redemption Stock" means the Series B Preferred Stock,
           --------------------------
     Series C Preferred Stock, and Series D Preferred Stock.

          "Market Price" of any security means the average of the closing prices
           ------------
     of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of the twenty (20) consecutive trading days immediately prior to the day as of which "Market Price" is being determined. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of at least two-thirds of each of the then outstanding classes Preferred Stock, voting as individual classes. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

          "Options" means any rights, warrants or options to subscribe for or
           -------
     purchase Common Stock or Convertible Securities.

          "Permitted Issuances" means the acts described in Section 6B(iii).
           -------------------

          "Person" means an individual, a partnership, a corporation, a limited
           ------
     liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Warrants" means, collectively, the "Preferred Warrants" and
           ------------------
     the "Additional Warrants" as defined in, and issued pursuant to, the Purchase Agreements, and any warrants issued in exchange, substitution or replacement thereof.

          "Purchase Agreement" means:
           ------------------

          (i) with respect to Series B Preferred Stock, the Securities Purchase Agreement, dated as of May 15, 2000, by and among the Corporation and certain investors, as such agreement may from time to time be amended in accordance with its terms;

          (ii) with respect to Series C Preferred Stock, the Securities Purchase Agreement, dated as of September 1, 2000, by and among the Corporation and certain investors, as such agreement may from time to time be amended in accordance with its terms;

          (iii) with respect to Series D Preferred Stock, the Securities Purchase Agreement, dated as of February 1, 2001, by and among the Corporation and certain investors, as such agreement may from time to time be amended in accordance with its terms; and

          (iv) with respect to Series F Preferred Stock, the Subscription Note Purchase Agreements by and among the Corporation and certain investors, as such agreements may from time to time be amended in accordance with their terms.

          "Purchasers" means the "Purchasers" as defined in the Purchase
           ----------
     Agreements and their respective Affiliates.

          "Redemption Date" means the dates set out in Section 4A for redemption
           ---------------
     of the Mandatory Redemption Stock.

          "Redemption Price" means the price paid for mandatory redeemed shares,
           ----------------
     as set forth in Section 4B.

          "Series B Preferred Stock" has the meaning set forth in Article IV,
           ------------------------
     C.1, Section 1.

          "Series C Preferred Stock" has the meaning set forth in Article IV,
           ------------------------
     C.1, Section 1.

          "Series D Preferred Stock" has the meaning set forth in Article IV,
           ------------------------
     C.1, Section 1.

          "Series F Preferred Stock" has the meaning set forth in Article IV,
           ------------------------
     C.1, Section 1.

          "Series C Warrants" means, collectively, the "Series C Warrants" as
           -----------------
     defined in, and issued pursuant to, Securities Purchase Agreement dated as of September 1, 2000, by and among UST and certain investors, as such agreement may from time to time be amended in accordance with its terms, and any warrants issued in exchange, substitution or replacement therefor.

          "Share" has the meaning set forth in Section 3.
           -----

          "Stock Option Plans" means, collectively, the Corporation's 1995 Stock
           ------------------
     Option Plan, 1996 Director Stock Option Plan and 2000 Stock Option Plan.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
     limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

          "TH Li" means collectively TH Lee.Putnam Internet Partners, LP, a
           -----
     Delaware limited partnership, TH Lee.Putnam Internet Parallel Partners, LP, a Delaware limited partnership, THLi Coinvestment Partners LLC, a Delaware limited liability company, and Blue Star I, LLC, a Delaware limited liability company.

          "Voting Securities" means securities of the Corporation ordinarily
           -----------------
     having the power to vote for the election of directors of the Corporation; provided, that when the term "Voting Securities" is used with respect to
     --------
     any other Person it means the capital stock or other equity interests of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of such Person.

          "UST" means United Shipping and Technology, Inc., a Utah corporation
           ---
     and the Corporation's predecessor.

     Section 11.  Amendment and Waiver.  No amendment, modification or waiver
                  --------------------
shall be binding or effective with respect to any provision of Sections 1 to 12 hereof without the prior written consent of the holders of at least two-thirds of each series of Preferred Stock outstanding, voting as individual series, at the time such action is taken.

     Section 12.  Notices.  Except as otherwise expressly provided hereunder,
                  -------
all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                   ARTICLE V

     Adoption, Amendment or Repeal of Bylaws; Right of Inspection. In furtherance, and not in limitation, of the powers conferred by law, the Board of Directors is expressly authorized and empowered:

     (A)  to adopt, amend or repeal the Bylaws of the Corporation, provided,
                                                                   --------
however, that any Bylaws adopted by the Board of Directors under the powers
-------
hereby conferred may be amended or repealed by the Board of Directors or by the stockholders having voting power with respect thereto; and

     (B) from time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined, or as expressly provided in the Purchase Agreements, this Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by law.

     The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by law.

                                  ARTICLE VI

     The number of directors of this Corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

                                  ARTICLE VII

     Elections of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

                                 ARTICLE VIII

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

                                  ARTICLE IX

     A director of this Corporation shall, to the fullest extent permitted by the GCL as it now exists or as it may hereafter be amended, not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the GCL is amended after incorporation of this Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended.

     Any amendment, repeal or modification of this Article IX by the stockholders of this Corporation shall not apply to or adversely affect any right or protection of a director of this Corporation existing at the time, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director occurring prior to such amendment, repeal, modification or adoption.

                                   ARTICLE X

     To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which General Corporation Law of Delaware permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law of Delaware(statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

     Any amendment, repeal or modification of the foregoing provisions of this
Article X shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

                                  ARTICLE XI

     On the date any of the Corporation's securities are registered pursuant to
Section 12 of the Exchange Act of 1934, as amended, any action required or permitted to be taken by the stockholders of the Corporation must be taken at an annual or special meeting of the stockholders and may not be taken by any consent in writing by such stockholders.

                                  ARTICLE XII

     This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                 ARTICLE XIII

     The name and address of the incorporator is:

     Wesley C. Fredenburg
     9850 51/st/ Avenue North, Suite 110
          Minneapolis, Minnesota 55442

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation on this ____ day of ____________, 2001.


                                   _________________________________________
                                   Wesley C. Fredenburg, Incorporator

                                   EXHIBIT C

          UTAH BUSINESS CORPORATION ACT SECTION 1301-1331 OF PART 13
                         PART 13.  DISSENTERS' RIGHTS

     16-10a-1301  DEFINITIONS.-For purposes of Part 13:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
     (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

     16-10a-1302 RIGHT TO DISSENT.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
          (a) consummation of a plan of merger to which the corporation is a party if:
               (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
               (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
          (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
          (c) consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202 but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
          (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
          (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to vote;
          (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

          (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
          (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
          (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
          (c)  cash in lieu of fractional shares; or
          (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares; or
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

     16.10a-1303 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
          (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
          (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

     16-10a-1320 NOTICE OF DISSENTERS' RIGHTS.

     (1)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
     (2)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

     16-10a-1321 DEMAND FOR PAYMENT - ELIGIBILITY AND NOTICE OF INTENT.

     (1)  If a proposed corporate action creating dissenters' rights under
Section 16-10a- 1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
          (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
          (b)  may not vote any of his shares in favor of the proposed action.
     (2)  If a proposed corporate action creating dissenter's rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

     16-10a-1322 DISSENTERS' NOTICE.

     (1)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
          (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
          (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
          (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
          (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
          (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
          (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
          (g)  be accompanied by a copy of this part.

     16-10a-1323 PROCEDURE TO DEMAND PAYMENT.

     (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
          (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)d, duly completed, or may be stated in another writing;
          (b) deposit certificates for his certified shares in accordance with the terms of the dissenters' notice; and
          (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

     16-10a-1324 UNCERTIFICATED SHARES.

     (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

     16-10a-1325 PAYMENT.

     (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenters' shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
     (2)  Each payment made pursuant to Subsection (1) must be accompanied by:
          (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
                   (B)  an income statement for that year;
                   (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
                   (D)  the latest available interim financial statements, if any;
              (ii) the balance sheet and statements referred to in Subsection
     (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
          (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
          (c)  a statement of the dissenter's right to demand payment under
     Section 16-10a-1328; and
          (d)  a copy of this part.

     16-10a-1326 FAILURE TO TAKE ACTION.

     (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 116-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
     (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

     16-10a-1327 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

     (1)  A corporation may, with the dissenters' notice given pursuant to
Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
     (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

     16-10a-1328 PROCEDURE FOR SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (1)  A dissenter who has not accepted an offer made by a corporation under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
          (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
          (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
          (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
     (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(1) within 30 days after the corporation made or offered payment for his shares

     16-10a-1330 JUDICIAL APPRAISAL OF SHARES--COURT ACTION.

     (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.
     (2)  The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
     (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
     (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
          (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

          (b) for the fair value, plus interest, of the dissenters' after-acquired shares for which the corporation elected to withhold payment under
     Section 16-10a-1327.

     16-10a-1331 COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extend the court finds that the dissenters' acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
          (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
          (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                   EXHIBIT D

                      UNITED SHIPPING & TECHNOLOGY, INC.

                              BOARD OF DIRECTORS

                            AUDIT COMMITTEE CHARTER

                          Effective November 13, 2001

Introduction and Purpose

     United Shipping & Technology, Inc. (the "Company") is a publicly-held company and operates in a dynamic and highly competitive market. In order to ensure informed decision-making beneficial to the Company, the Board of Directors has established an Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (a) the Company's financial reporting and public disclosure activities, (b) the Company's internal controls regarding finance and accounting, (c) the Company's auditing, accounting and financial reporting processes generally, and (d) monitoring management's identification and control of key business and financial risks. The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders.


Composition

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In particular, no member of the Audit Committee:

 .    Shall have been employed by the Company or any of its affiliates for any of the past three years;

 .    Shall receive compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for board service or benefits under a tax-qualified retirement plan;

 .    Shall be a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

 .    Shall be a partner in, or a controlling shareholder or executive officer of, any business or professional services organization to which the Company made, or from which the Company received, payments that are or have been significant to the Company or the business or professional services organization in any of the past three years;

 .    Shall be employed as an executive of another company for which any of the
     Company's executives serves on that other company's compensation committee.


     All members of the Committee shall be, either at the time of appointment or within a reasonable time after appointment, "financially literate," that is, at a minimum, have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. In addition, at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


Responsibilities and Duties

     The primary responsibilities of the Audit Committee are to:

 .    Monitor the Company's financial reporting process and internal control system.

 .    Monitor the audit processes of the Company's internal audit department.

 .    Monitor and, where appropriate, assist in selection and replacement of the
     Company's independent accountants.

 .    Provide an open avenue of communication among the Company's independent accountants, financial and senior management, the internal auditing department, and the Board.


     In fulfilling its responsibilities, the Committee shall:

1.   Review this Charter on an annual basis and update it as conditions dictate.

2. Review with management the Company's annual financial statements, including significant changes in accounting principles or their application, and provide a written report to the Board of Directors for inclusion in the Company's proxy statement disclosing whether the Committee: (a) reviewed and discussed the audited financial statements with management and with the independent accountants, (b) received from the independent accountants disclosures regarding the accountants' independence required by Independence Standards Board Standard No. 1, (c) discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 and (d) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

3. Review the Company's interim financial statements before the Company files its Quarterly Reports on Form 10-Q with the Securities and Exchange Commission. 4. Review with the independent accountants their audit report on the annual financial statements, including the application of the Company's accounting principles.

5. Ensure its receipt from the independent accountants of a formal written statement delineating all relationships between such independent accountants and the Company consistent with Independence Standards Board Standard No. 1 and engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

6. Oversee the independence and effectiveness of the independent accountants and the ultimate accountability of the independent accountants to the Board and the Committee and recommend to the Board the selection or replacement of the independent accountants.

7. Review the audit plans and activities of the independent accountants and the internal auditors, and the coordination of their audit efforts.

8. Approve the fees paid to the independent accountants with respect to all services.

9. Annually review the significant risks the Company is exposed to and evaluate management's plan to manage these uncertainties.

10. Review and concur in the appointment or replacement of the director of internal auditing.

11. Review with the independent accountants and internal auditor the adequacy of the Company's internal controls and management's responses with respect to recommendations for internal control improvements.

12. Review the internal audit department's staffing, budget and responsibilities.

13. Review with the internal auditor and independent accountants the results of their reviews of (a) officers' expense accounts and use of corporate assets and (b) employees' compliance with Company expense policies.

14. Meet with the director of internal auditing and the independent accountants in separate executive sessions to discuss any matters which the Committee or these groups believe should be discussed privately with the Committee.

15. Report Committee actions to the Board, with such recommendations as the Committee deems appropriate.

16. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

17. Consider such other matters with respect to the Company's financial affairs, internal controls and the internal and external audits as the Committee may deem advisable.

18. Engage in such other activities and undertake such other responsibilities as the Board may assign to the Committee.


Meetings

     The Committee shall meet at least once each fiscal year, or more frequently as circumstances dictate in order to completely discharge its responsibilities and duties as outlined in this charter. To the extent practicable, each of the committee members shall attend each of the regularly scheduled meetings in person. As part of its job to foster open communication, time should be set aside at each meeting for the Committee to meet with management, the Company's internal auditor and the independent outside auditor in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may ask members of management or others to attend the meetings and provide pertinent information, as appropriate.

     A majority of the Committee members currently holding office constitutes a quorum for the transaction of business. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting.

                      UNITED SHIPPING & TECHNOLOGY, INC.
                             Four Paramount Plaza
                         7803 Glenroy Road, Suite 200
                         Bloomington, Minnesota  55439
                                (612) 492-2400


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having duly received the notice of annual meeting of shareholders and the proxy statement, each dated November 27, 2001, hereby appoints Jeffry J. Parell and Wesley C. Fredenburg as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series F Convertible Preferred Stock of United Shipping & Technology, Inc. (the "Company") held of record by the undersigned on November 23, 2001, at the Annual Meeting of Shareholders to be held in the Bloomington Room at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, on Tuesday, December 18, 2001, at 3:30 p.m., local time, and at any adjournment or postponement thereof.


1. To consider and vote upon the proposed change in the Company's state of incorporation from Utah to Delaware.

     [_]  FOR                 [_]  AGAINST                  [_]  ABSTAIN

2. To elect eight directors for the ensuing year and until their successors are elected and duly qualified.


     [_]  FOR all nominees listed below        [_]  WITHHOLD AUTHORITY
          (except as marked to the contrary         to vote for all nominees
          below)                                    listed below

      Jeffry J. Parell, Vincent A. Wasik, Timothy G. Becker, Alex Paluch,
        Peter W. Kooman, Douglas Hsieh, William S. Cohen and Jack Kemp.


     INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.

        ______________________________________________________________

3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 29, 2002.

     [_]  FOR                 [_]  AGAINST                  [_]  ABSTAIN

4. To consider and vote upon amendments to the Company's 2000 Stock Option Plan, including an amendment which will increase the number of shares for which options may be granted under such plan from 3,500,000 to 8,500,000 shares.

     [_]  FOR                 [_]  AGAINST                  [_]  ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:____________________      Signed:__________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                      UNITED SHIPPING & TECHNOLOGY, INC.
                             Four Paramount Plaza
                         7803 Glenroy Road, Suite 200
                         Bloomington, Minnesota  55439
                                (612) 492-2400

                 FOR HOLDERS OF SERIES B PREFERRED STOCK ONLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having duly received the notice of annual meeting of shareholders and the proxy statement, each dated November 27, 2001, hereby appoints Jeffry J. Parell and Wesley C. Fredenburg as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Series B Convertible Preferred Stock of United Shipping & Technology, Inc. (the "Company") held of record by the undersigned on November 23, 2001, at the Annual Meeting of Shareholders to be held in the Bloomington Room at the Radisson South Hotel, 7800 Normandale Blvd., Bloomington, Minnesota, on Tuesday, December 18, 2001, at 3:30 p.m., local time, and at any adjournment or postponement thereof.

1. To elect one director for the ensuing year and until his successor is elected and duly qualified.

     [_]  FOR the nominee listed below       [_]  WITHHOLD AUTHORITY
                                                  to vote for the nominee
                                                  listed below

                                James G. Brown

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, only one need sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:_________________       Signed:______________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.